Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	ELAN CORP PLC
Entity Central Index Key	0000737572
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	585,201,576

Consolidated Statements of Operations (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Operations [Abstract]
Product revenue	$ 1,156	$ 1,094.3	$ 980.2
Contract revenue	13.7	18.7	20
Total revenue	1,169.7	1,113	1,000.2
Cost of sales	583.3	560.7	493.4
Gross margin	586.4	552.3	506.8
Operating expenses:
Selling, general and administrative expenses	254.7	268.2	292.7
Research and development expenses	258.7	293.6	323.4
Settlement reserve charge	206.3
Net gain on divestment of business	(1)	(108.7)
Other net charges	56.3	67.3	34.2
Total operating expenses	775	520.4	650.3
Operating income/(loss)	(188.6)	31.9	(143.5)
Net interest and investment gains and losses:
Net interest expense	117.8	137.9	132
Net loss on equity method investment	26
Net investment (gains)/losses	(12.8)	(0.6)	21.8
Net charge on debt retirement	3	24.4
Net interest and investment gains and losses	134	161.7	153.8
Net loss before income taxes	(322.6)	(129.8)	(297.3)
Provision for/(benefit from) income taxes	2.1	46.4	(226.3)
Net loss	$ (324.7)	$ (176.2)	$ (71)
Basic and diluted net loss per Ordinary Share	$ (0.56)	$ (0.35)	$ (0.15)
Weighted-average number of Ordinary Shares outstanding	584.9	506.8	473.5

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Cash and cash equivalents	$ 422.5	$ 836.5
Restricted cash and cash equivalents - current	208.2	16.8
Accounts receivable, net	191.6	192.4
Investment securities - current	2	7.1
Inventory	39	53.5
Deferred tax assets - current	41.8	23.9
Prepaid and other current assets	15.4	29
Total current assets	920.5	1,159.2
Property, plant and equipment, net	287.5	292.8
Goodwill and other intangible assets, net	376.5	417.4
Equity method investment	209	235
Investment securities - non-current	9.4	8.7
Restricted cash and cash equivalents - non-current	14.9	14.9
Deferred tax assets - non-current	154.3	174.8
Other assets	45.4	35
Total assets	2,017.5	2,337.8
Current Liabilities:
Accounts payable	39.2	52.4
Accrued and other current liabilities	442.5	198.1
Total current liabilities	481.7	250.5
Long-term debt	1,270.4	1,532.1
Other liabilities	71.1	61
Total liabilities	1,823.2	1,843.6
Shareholders' Equity:
Ordinary Shares, Euro 0.05 par value, 670,000,000 shares authorized, 585,201,576 and 583,901,211 shares issued and outstanding at December 31, 2010 and 2009, respectively	35.9	35.8
Executive Shares, Euro 1.25 par value, 1,000 shares authorized, 1,000 shares issued and outstanding at December 31, 2010 and 2009	0	0
"B" Executive Shares, Euro 0.05 par value, 25,000 shares authorized, 21,375 shares issued and outstanding at December 31, 2010 and 2009	0	0
Additional paid-in capital	6,444.9	6,413.2
Accumulated deficit	(6,243.4)	(5,918.7)
Accumulated other comprehensive loss	(43.1)	(36.1)
Shareholders' equity	194.3	494.2
Total liabilities and shareholders' equity	$ 2,017.5	$ 2,337.8

Consolidated Balance Sheets (Parenthetical)	Dec. 31, 2010 EUR ( €)	Dec. 31, 2009 EUR ( €)
Shareholders' Equity:
Ordinary Shares, par value	€ 0.05	0.05
Ordinary Shares, shares authorized	670,000,000	670,000,000
Ordinary Shares, shares issued	585,201,576	583,901,211
Ordinary Shares, shares outstanding	585,201,576	583,901,211
Executive Shares, par value	€ 1.25	1.25
Executive Shares, shares authorized	1,000	1,000
Executive Shares, shares issued	1,000	1,000
Executive Shares, shares outstanding	1,000	1,000
"B" Executive Share, par value	€ 0.05	0.05
"B" Executive Shares, shares authorized	25,000	25,000
"B" Executive Shares, shares issued	21,375	21,375
"B" Executive Shares, shares oustanding	21,375	21,375

Consolidated Statements of Shareholders' Equity/(Deficit) and Comprehensive Income/(Loss) (USD $) In Millions	Ordinary Shares	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income/(Loss)	Total
Beginning Balance at Dec. 31, 2007	$ 27.4	$ 5,421.1	$ (5,671.5)	$ (11.7)	$ (234.7)
Beginning Balance, Shares at Dec. 31, 2007	470.2
Comprehensive loss:
Net loss			(71)		(71)
Unrealized gain (loss) on investment securities				(3.5)	(3.5)
Unrealized components of defined pension plans				(23.6)	(23.6)
Total comprehensive loss					(98.1)
Tax benefit of equity award deductions		2.4			2.4
Stock issued, net of issuance costs	0.2	49.8			50
Stock issued, net of issuance costs, Shares	4.5
Share-based compensation		48.2			48.2
Ending Balance at Dec. 31, 2008	27.6	5,521.5	(5,742.5)	(38.8)	(232.2)
Ending Balance, Shares at Dec. 31, 2008	474.7
Comprehensive loss:
Net loss			(176.2)		(176.2)
Unrealized gain (loss) on investment securities				4	4
Unrealized components of defined pension plans				(1.2)	(1.2)
Currency translation adjustments				(0.1)	(0.1)
Total comprehensive loss					(173.5)
Net tax shortfalls related to equity awards		(3.6)			(3.6)
Stock issued, net of issuance costs	8.2	863.8			872
Stock issued, net of issuance costs, Shares	109.2
Share-based compensation		31.5			31.5
Ending Balance at Dec. 31, 2009	35.8	6,413.2	(5,918.7)	(36.1)	494.2
Ending Balance, Shares at Dec. 31, 2009	583.9
Comprehensive loss:
Net loss			(324.7)		(324.7)
Unrealized gain (loss) on investment securities				(2.8)	(2.8)
Unrealized components of defined pension plans				(4.1)	(4.1)
Currency translation adjustments				(0.1)	(0.1)
Total comprehensive loss					(331.7)
Net tax shortfalls related to equity awards		(1.2)			(1.2)
Stock issued, net of issuance costs	0.1	1.7			1.8
Stock issued, net of issuance costs, Shares	1.3
Share-based compensation		31.2			31.2
Ending Balance at Dec. 31, 2010	$ 35.9	$ 6,444.9	$ (6,243.4)	$ (43.1)	$ 194.3
Ending Balance, Shares at Dec. 31, 2010	585.2

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net loss	$ (324.7)	$ (176.2)	$ (71)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of deferred revenue	(0.3)	(0.2)	(2.5)
Amortization of financing costs	5.4	5.5	5.1
Depreciation and amortization	63.3	75	70.1
(Gain)/loss on sale of investment securities	(12.8)	(1.2)	1
Impairment of property, plant and equipment	11	15
Impairment of intangible assets	0.9	30.6
Impairment of investments			20.2
Net gain on divestment of business		(126)
Net loss on equity method investment	26
Settlement reserve charge	206.3
Share-based compensation	31.5	31.5	47.2
Excess tax benefit from share-based compensation		(2.3)	(2.4)
Utilization/(recognition) of deferred tax asset	0.1	36.8	(236.6)
Net charge on debt retirement	3	24.4
Derivative fair value (gain)/loss	(1.2)	(0.3)	0.6
Other	1.7	4.3	5.8
Net changes in assets and liabilities:
Decrease/(increase) in accounts receivable	0.8	3.7	(58.7)
Decrease/(increase) in prepaid and other assets	10.7	(16.8)	(1.4)
Decrease/(increase) in inventory	14.2	(24.3)	6.9
(Decrease)/increase in debt interest accrual	(0.7)	4.3	(1.3)
Increase in accounts payable and accruals and other liabilities	33	29.9	22.7
Net cash provided by/(used in) operating activities	68.2	(86.3)	(194.3)
Cash flows from investing activities:
(Increase)/decrease in restricted cash	(191.4)	3.5	(5.6)
Proceeds from disposal of property, plant and equipment	0.1	7.3
Purchase of property, plant and equipment	(40.9)	(43.5)	(58.8)
Purchase of intangible assets	(3.6)	(52.4)	(79.1)
Purchase of non-current investment securities	(0.9)	(0.6)	(0.1)
Sale of non-current investment securities	7.9		3.5
Sale of current investment securities	8.5	28.9	232.6
Proceeds from business disposals	4.3
Proceeds from product disposals			2
Net cash (used in)/provided by investing activities	(216)	(56.8)	94.5
Cash flows from financing activities:
Issue of share capital		868
Proceeds from share based compensation stock issuances	1.8	4	50
Repayment of loans and capital lease obligations	(455)	(867.8)	(0.9)
Net proceeds from debt issuances	187.1	603
Excess tax benefit from share-based compensation		2.3	2.4
Repayment of government grants		(5.4)
Net cash (used in)/provided by financing activities	(266.1)	604.1	51.5
Effect of exchange rate changes on cash	(0.1)	0.2	0.1
Net (decrease)/increase in cash and cash equivalents	(414)	461.2	(48.2)
Cash and cash equivalents at beginning of year	836.5	375.3	423.5
Cash and cash equivalents at end of year	422.5	836.5	375.3
Cash paid during the year for:
Interest	(117.2)	(126.1)	(141)
Income taxes	$ (0.4)	$ (4.2)	$ (7.4)

Description of Business	12 Months Ended
Dec. 31, 2010
Description of Business [Abstract]
Description of Business

1.	Description of Business

Elan Corporation, plc, an Irish public limited company (also referred to hereafter as we, our, us, Elan or the Company), is a neuroscience-based biotechnology company headquartered in Dublin, Ireland. We were incorporated as a private limited company in Ireland in December 1969 and became a public limited company in January 1984. Our principal executive offices are located at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland and our telephone number is 011-353-1-709-4000. Our principal research and development (R&D) and manufacturing facilities are located in Ireland and the United States.

Our business is organized into two business units: BioNeurology which engages in research, development and commercial activities primarily in the areas of Alzheimer’s disease, Parkinson’s disease and Multiple Sclerosis (MS), and Elan Drug Technologies (EDT), which develops and manufactures innovative pharmaceutical products that deliver clinically meaningful benefits to patients, using its extensive experience and proprietary drug technologies in collaboration with pharmaceutical companies.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant Accounting Policies

2.	Significant Accounting Policies

The following accounting policies have been applied in the preparation of our Consolidated Financial Statements.

(a)	Basis of consolidation and presentation of financial information

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). In addition to the financial statements included in this Form 20-F, we also prepare separate Consolidated Financial Statements, included in our Annual Report, in accordance with International Financial Reporting Standards as adopted by the European Union (IFRS), which differ in certain significant respects from U.S. GAAP. The Annual Report under IFRS is a separate document from this Form 20-F.

Unless otherwise indicated, our financial statements and other financial data contained in this Form 20-F are presented in U.S. dollars ( $). The accompanying Consolidated Financial Statements include our financial position, results of operations and cash flows and those of our subsidiaries, all of which are wholly owned. All significant intercompany amounts have been eliminated. We use the equity method to account for equity investments in instances in which we own common stock and have the ability to exercise significant influence, but not control, over the investee.

We have incurred significant losses during the last three fiscal years presented. However, our directors believe that we have adequate resources to continue in operational existence for at least the next 12 months and that it is appropriate to continue to prepare our Consolidated Financial Statements on a going concern basis.

(b)	Use of estimates

The preparation of the Consolidated Financial Statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying amounts of assets and liabilities that are not readily apparent from other sources. Estimates are used in determining items such as the carrying amounts of intangible assets, property, plant and equipment and equity method investments, revenue recognition, sales rebates and discounts, the fair value of share-based compensation, the accounting for contingencies and income taxes, among other items. Because of the uncertainties inherent in such estimates, actual results may differ materially from these estimates.

(c)	Reclassifications

Certain items in the Consolidated Financial Statements for prior periods have been reclassified to conform to current classifications. In particular, within our Consolidated Balance Sheet, we have adjusted the presentation of the original issue discount on the 8.75% senior notes due October 15, 2016 that were issued in October 2009 (8.75% Notes issued October 2009) as of December 31, 2009, to present the principal amount of this debt net of the original issue discount. As a result of this change in presentation of the original issue discount on the 8.75% Notes issued October 2009, other assets as of December 31, 2009 have decreased by  $7.9 million with a corresponding decrease in long-term debt. There has been no impact on reported net loss or shareholders’ equity as a result of this change in presentation.

(d)	Fair value measurements

Fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities should include consideration of non-performance risk including our own credit risk.

We disclose our financial instruments that are measured at fair value on a recurring basis using the following fair value hierarchy for valuation inputs. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of the three levels, which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1:	Inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2:	Inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3:	Inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability.

(e)	Cash and cash equivalents

Cash and cash equivalents include cash and highly liquid investments with original maturities on acquisition of three months or less.

(f)	Accounts receivable

Accounts receivable are initially recognized at fair value, which represents the invoiced amounts, less adjustments for estimated revenue deductions such as product returns, chargebacks and cash discounts. An allowance for doubtful accounts is established based upon the difference between the recognized value and the estimated net collectible amount with the estimated loss recognized within operating expenses in the Consolidated Statement of Operations. When an account receivable balance becomes uncollectible, it is written off against the allowance for doubtful accounts.

(g)	Investment securities and impairment

Marketable equity securities and debt securities are classified into one of three categories including trading, held-to-maturity, or available-for-sale. The classification depends on the purpose for which the financial assets were acquired.

•	Marketable equity and debt securities are considered trading when purchased principally for the purpose of selling in the near term. These securities are recorded as current investments and are carried at fair value. Unrealized holding gains and losses on trading securities are included in other income. We did not hold any trading securities at December 31, 2010 and 2009.

•	Marketable debt securities are considered held-to-maturity when we have the positive intent and ability to hold the securities to maturity. These securities are carried at amortized cost, less any impairment. We did not hold any held-to-maturity securities at December 31, 2010 and 2009.

•	Marketable equity and debt securities not classified as trading or held-to-maturity are considered available-for-sale. These securities are recorded as either current or non-current investments and are carried at fair value, with unrealized gains and losses included in accumulated other comprehensive income/(loss) (OCI) in shareholders’ equity. The assessment for impairment of marketable securities classified as available-for-sale is based on established financial methodologies, including quoted market prices for publicly traded equity and debt securities.

Non-marketable equity securities are carried at cost, less write-down-for-impairments, and are adjusted for impairment based on methodologies, including the Black-Scholes option-pricing model, the valuation achieved in the most recent private placement by an investee, an assessment of the impact of general private equity market conditions, and discounted projected future cash flows.

The factors affecting the assessment of impairments include both general financial market conditions and factors specific to a particular company. In the case of equity classified as available-for-sale, a significant and prolonged decline in the fair value of the security below its carrying amount is considered in determining whether the security is impaired. If any such evidence exists, an impairment loss is recognized.

(h)	Inventory

Inventory is valued at the lower of cost or market value. In the case of raw materials and supplies, cost is calculated on a first-in, first-out basis and includes the purchase price, including import duties, transport and handling costs and any other directly attributable costs, less trade discounts. In the case of work-in-progress and finished goods, costs include direct labor, material costs and attributable overheads, based on normal operating capacity.

(i)	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. Depreciation is computed using the straight-line method based on estimated useful lives as follows:

Buildings	15-40 years
Plant and equipment	3-10 years
Leasehold improvements	Shorter of expected useful life or lease term

Land is not depreciated as it is deemed to have an indefinite useful life.

Where events or circumstances indicate that the carrying amount of a property, plant and equipment may not be recoverable, we compare the carrying amount of the asset to its fair value. The carrying amount of the asset is not deemed recoverable if its carrying amount exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of that asset. In such event, an impairment loss is recognized for the excess of the carrying amount over the asset’s fair value.

(j)	Leasing

Property, plant and equipment acquired under a lease that transfers substantially all of the risks and rewards of ownership to us (a capital lease) are capitalized. Amounts payable under such leases, net of finance charges, are shown as current or non-current as appropriate. An asset acquired through capital lease is stated at an amount equal to the lower of its fair value or the present value of the minimum lease payments at the inception of the lease, less accumulated depreciation and impairment losses, and is included in property, plant and equipment. Finance charges on capital leases are expensed over the term of the lease to give a constant periodic rate of interest charge in proportion to the capital balances outstanding.

All other leases that are not capital leases are considered operating leases. Rentals on operating leases are charged to expense on a straight-line basis over the period of the lease. Leased property, plant and equipment sub-let to third parties are classified according to their substance as either finance or operating leases. All such arrangements that we have entered into as lessor are operating leases. Income received as lessor is recognized on a straight-line basis over the period of the lease.

(k)	Goodwill, other intangible assets and impairment

Goodwill and identifiable intangible assets with indefinite useful lives are not amortized, but instead are tested for impairment at least annually. At December 31, 2010, we had no other intangible assets with indefinite lives.

Intangible assets with estimable useful lives are amortized on a straight-line basis over their respective estimated useful lives to their estimated residual values and, as with other long-lived assets such as property, plant and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for possible impairment, we compare undiscounted cash flows expected to be generated by an asset to the carrying amount of the asset. If the carrying amount of the long-lived asset is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. We determine fair value using the income approach based on the present value of expected cash flows. Our cash flow assumptions consider historical and forecasted revenue and operating costs and other relevant factors.

We review our goodwill for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. The goodwill impairment test is a two-step test and is performed at the reporting-unit level. A reporting unit is the same as, or one level below, an operating segment. We have two reporting units: BioNeurology and EDT. Under the first step, we compare the fair value of each reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired and step two does not need to be performed. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test would be performed to measure the amount of impairment charge, if any.

The second step of the goodwill impairment test compares the implied fair value of the reporting-unit goodwill with the carrying amount of that goodwill, and any excess of the carrying amount over the implied fair value is recognized as an impairment charge. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination is determined, by allocating the fair value of a reporting unit to individual assets and liabilities. The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill. In evaluating goodwill for impairment, we determine the fair values of the reporting units using the income approach, based on the present value of expected cash flows. We completed the annual goodwill impairment test on September 30 of each year and the result of our tests did not indicate any impairment in 2010, 2009 or 2008.

(l)	Equity method investment

As part of the transaction whereby Janssen Alzheimer Immunotherapy (Janssen AI), a subsidiary of Johnson & Johnson, acquired substantially all of our assets and rights related to our Alzheimer’s Immunotherapy Program (AIP) collaboration with Wyeth (which has been acquired by Pfizer Inc. (Pfizer)), we received a 49.9% equity investment in Janssen AI. Johnson & Johnson also committed to fund up to an initial  $500.0 million towards the further development and commercialization of AIP to the extent the funding is required by the collaboration. We have recorded our investment in Janssen AI as an equity method investment on the Consolidated Balance Sheet as we have the ability to exercise significant influence, but not control, over the investee. The investment has been initially recognized based on the estimated fair value of the investment acquired, representing our proportionate 49.9% share of Janssen AI’s AIP assets along with the fair value of our proportionate interest in the Johnson & Johnson contingent funding commitment.

Under the equity method, investors are required to recognize their share of the earnings or losses of an investee in the periods for which they are reported in the financial statements of the investee. Accordingly, during the period that the funding of Janssen AI is being provided exclusively by Johnson & Johnson, our proportionate interest in the Johnson & Johnson funding commitment will be remeasured at the each reporting date to reflect any changes in the expected cash flows and this remeasurement, along with the recognition of our proportionate share of the losses of Janssen AI, will result in changes in the carrying value of the equity method investment asset that will be reflected in the Consolidated Statement of Operations.

(m)	Financing costs

Debt financing costs are comprised of transaction costs and original issue discount on borrowings. Debt financing costs are allocated to financial reporting periods over the term of the related debt using the effective interest rate method.

The carrying amount of debt includes any related unamortized original issue discount. All other unamortized debt financing costs are presented as deferred financing costs in other assets.

(n)	Derivative financial instruments

We enter into transactions in the normal course of business using various financial instruments in order to hedge against exposures to fluctuating exchange and interest rates. We use derivative financial instruments to reduce exposure to fluctuations in foreign exchange rates and interest rates. A derivative is a financial instrument or other contract whose value changes in response to some underlying variable, that has an initial net investment smaller than would be required for other instruments that have a similar response to the variable and that will be settled at a future date. We do not enter into derivative financial instruments for trading or speculative purposes. We did not hold any interest rate swap contracts or forward currency contracts at December 31, 2010 or 2009.

Our accounting policies for derivative financial instruments are based on whether they meet the criteria for designation as cash flow or fair value hedges. A designated hedge of the exposure to variability in the future cash flows of an asset or a liability, or of a forecasted transaction, is referred to as a cash flow hedge. A designated hedge of the exposure to changes in fair value of an asset or a liability is referred to as a fair value hedge. The criteria for designating a derivative as a hedge include the assessment of the instrument’s effectiveness in risk reduction, matching of the derivative instrument to its underlying transaction, and the probability that the underlying transaction will occur. For derivatives with cash flow hedge accounting designation, we report the gain or loss from the effective portion of the hedge as a component of accumulated OCI and reclassify it into earnings in the same period or periods in which the hedged transaction affects earnings, and within the same income statement line item as the impact of the hedged transaction. For derivatives with fair value hedge accounting designation, we recognize gains or losses from the change in fair value of these derivatives, as well as the offsetting change in the fair value of the underlying hedged item, in earnings. Fair value gains and losses arising on derivative financial instruments not qualifying for hedge accounting are reported in our Consolidated Statement of Operations. The carrying amount of derivative financial instruments is reported within current assets or other current liabilities.

(o)	Revenue

We recognize revenue from the sale of our products, royalties earned and contract arrangements. Our revenues are classified into two categories: product revenue and contract revenue.

Product Revenue — Product revenue includes: (i) the sale of our products, (ii) royalties and (iii) manufacturing fees. We recognize revenue from product sales when there is persuasive evidence that an arrangement exists, title passes, the price is fixed or determinable, and collectability is reasonably assured. Revenue is recorded net of applicable sales tax and sales discounts and allowances, which are described below.

(i) The sale of our products consists of the sale of pharmaceutical drugs, primarily to wholesalers and physicians.

(ii) We earn royalties on licensees’ sales of our products or third-party products that incorporate our technologies. Royalties are recognized as earned in accordance with the contract terms when royalties can be reliably measured and collectability is reasonably assured.

(iii) We receive manufacturing fees for products that we manufacture on behalf of other third-party customers.

Tysabri® (natalizumab) was developed and is now being marketed in collaboration with Biogen Idec, Inc (Biogen Idec). In general, subject to certain limitations imposed by the parties, we share with Biogen Idec most development and commercialization costs. Biogen Idec is responsible for manufacturing the product. In the United States, we purchase Tysabri from Biogen Idec and are responsible for distribution. Consequently, we record as revenue the net sales of Tysabri in the U.S. market. We purchase product from Biogen Idec as required at a price, which includes the cost of manufacturing, plus Biogen Idec’s gross profit on Tysabri and this cost, together with royalties payable to other third parties, is included in cost of sales. Outside of the United States, Biogen Idec is responsible for distribution and we record as revenue our share of the profit or loss on rest of world (ROW) sales of Tysabri, plus our directly incurred expenses on these sales, which are primarily comprised of royalties we incur and are payable by us to third parties and are reimbursed by the collaboration.

Contract Revenue — Contract revenue arises from contracts to perform R&D services on behalf of clients, or from technology licensing. Contract revenue is recognized when earned and non-refundable, and when we have no future obligation with respect to the revenue, in accordance with the terms prescribed in the applicable contract. Contract research revenue consists of payments or milestones arising from R&D activities we perform on behalf of third parties. Our revenue arrangements with multiple elements are divided into separate units of accounting if certain criteria are met, including whether the delivered element has stand-alone value to the customer and whether there is objective and reliable evidence of the fair value of the undelivered items. The consideration we receive is allocated among the separate units based on their respective fair values, and the applicable revenue recognition criteria are applied to each of the separate units. Advance payments received in excess of amounts earned are classified as deferred revenue until earned.

Up-front fees received by us are deferred and amortized when there is a significant continuing involvement by us (such as an ongoing product manufacturing contract or joint development activities) after an asset disposal. We defer and amortize up-front license fees to income over the “performance period” as applicable. The performance period is the period over which we expect to provide services to the licensee as determined by the contract provisions.

Accounting for milestone payments depends on the facts and circumstances of each contract. We apply the substantive milestone method in accounting for milestone payments. This method requires that substantive effort must have been applied to achieve the milestone prior to revenue recognition. If substantive effort has been applied, the milestone is recognized as revenue, subject to it being earned, non-refundable and not subject to future legal obligation. This requires an examination of the facts and circumstances of each contract. Substantive effort may be demonstrated by various factors, including the risks associated with achieving the milestone, the period of time over which effort was expended to achieve the milestone, the economic basis for the milestone payment and licensing arrangement and the costs and staffing necessary to achieve the milestone. It is expected that the substantive milestone method will be appropriate for most contracts. If we determine the substantive milestone method is not appropriate, then we apply the proportional performance method to the relevant contracts. This method recognizes as revenue the percentage of cumulative non-refundable cash payments earned under the contract, based on the percentage of costs incurred to date compared to the total costs expected under the contract.

(p)	Sales discounts and allowances

We recognize revenue on a gross revenue basis (except for Tysabri revenue outside of the United States) and make various deductions to arrive at net revenue as reported in our Consolidated Statements of Operations. These adjustments are referred to as sales discounts and allowances and are described in detail below. Sales discounts and allowances include charge-backs, managed healthcare rebates and other contract discounts, Medicaid rebates, cash discounts, sales returns, and other adjustments. Estimating these sales discounts and allowances is complex and involves significant estimates and judgments, and we use information from both internal and external sources to generate reasonable and reliable estimates. We believe that we have used reasonable judgments in assessing our estimates, and this is borne out by our historical experience.

We do not conduct our sales using the consignment model. All of our product sales transactions are based on normal and customary terms whereby title to the product and substantially all of the risks and rewards transfer to the customer upon either shipment or delivery. Furthermore, we do not have an incentive program that would compensate a wholesaler for the costs of holding inventory above normal inventory levels thereby encouraging wholesalers to hold excess inventory.

Charge-backs

In the United States, we participate in charge-back programs with a number of entities, principally the U.S. Department of Defense, the U.S. Department of Veterans Affairs, Group Purchasing Organizations and other parties whereby pricing on products is extended below wholesalers’ list prices to participating entities. These entities purchase products through wholesalers at the lower negotiated price, and the wholesalers charge the difference between these entities’ acquisition cost and the lower negotiated price back to us. We account for charge-backs by reducing accounts receivable in an amount equal to our estimate of charge-back claims attributable to a sale. We determine our estimate of the charge-backs primarily based on historical experience on a product-by-product and program basis, and current contract prices under the charge-back programs. We consider vendor payments, estimated levels of inventory in the wholesale distribution channel, and our claim processing time lag and adjust the accrual and revenue periodically throughout each year to reflect actual and future estimated experience.

Managed healthcare rebates and other contract discounts

We offer rebates and discounts to managed healthcare organizations in the United States. We account for managed healthcare rebates and other contract discounts by establishing an accrual equal to our estimate of the amount attributable to a sale. We determine our estimate of this accrual primarily based on historical experience on a product-by-product and program basis and current contract prices. We consider the sales performance of products subject to managed healthcare rebates and other contract discounts, processing claim lag time and estimated levels of inventory in the distribution channel and adjust the accrual and revenue periodically throughout each year to reflect actual and future estimated experience.

Medicaid rebates

In the United States, we are required by law to participate in state government-managed Medicaid programs as well as certain other qualifying federal and state government programs whereby discounts and rebates are provided to participating state and local government entities. Discounts and rebates provided through these other qualifying federal and state government programs are included in our Medicaid rebate accrual and are considered Medicaid rebates for the purposes of this discussion. We account for Medicaid rebates by establishing an accrual in an amount equal to our estimate of Medicaid rebate claims attributable to a sale. We determine our estimate of the Medicaid rebates accrual primarily based on our estimates of Medicaid claims, Medicaid payments, claims processing time lag, inventory in the distribution channel, as well as legal interpretations of the applicable laws related to the Medicaid and qualifying federal and state government programs, and any new information regarding changes in the Medicaid programs’ regulations and guidelines that would impact the amount of the rebates on a product-by-product basis. We adjust the accrual and revenue periodically throughout each year to reflect actual and future estimated experience.

Cash discounts

In the United States, we offer cash discounts, generally at 2% of the sales price, as an incentive for prompt payment. We account for cash discounts by reducing accounts receivable by the full amount of the discounts. We consider payment performance of each customer and adjust the accrual and revenue periodically throughout each year to reflect actual experience and future estimates.

Sales returns

We account for sales returns by reducing accounts receivable in an amount equal to our estimate of revenue recorded for which the related products are expected to be returned.

Our sales return accrual is estimated principally based on historical experience, the estimated shelf life of inventory in the distribution channel, price increases, and our return goods policy (goods may only be returned six months prior to expiration date and for up to 12 months after expiration date). We also take into account product recalls and introductions of generic products. All of these factors are used to adjust the accrual and revenue periodically throughout each year to reflect actual and future estimated experience.

In the event of a product recall, product discontinuance or introduction of a generic product, we consider a number of factors, including the estimated level of inventory in the distribution channel that could potentially be returned, historical experience, estimates of the severity of generic product impact, estimates of continuing demand and our return goods policy. We consider the reasons for, and impact of, such actions and adjust the sales returns accrual and revenue as appropriate.

Other adjustments

In addition to the sales discounts and allowances described above, we make other sales adjustments primarily related to estimated obligations for credits to be granted to wholesalers under wholesaler service agreements we have entered into with many of our pharmaceutical wholesale distributors in the United States. Under these agreements, the wholesale distributors have agreed, in return for certain fees, to comply with various contractually defined inventory management practices and to perform certain activities such as providing weekly information with respect to inventory levels of product on hand and the amount of out-movement of product. As a result, we, along with our wholesale distributors, are able to manage product flow and inventory levels in a way that more closely follows trends in prescriptions. We generally account for these other sales discounts and allowances by establishing an accrual in an amount equal to our estimate of the adjustments attributable to the sale. We generally determine our estimates of the accruals for these other adjustments primarily based on contractual agreements and other relevant factors, and adjust the accruals and revenue periodically throughout each year to reflect actual experience.

Use of information from external sources

We use information from external sources to identify prescription trends and patient demand, including inventory pipeline data from the three major drug wholesalers in the United States. The inventory information received from these wholesalers is a product of their record-keeping process and excludes inventory held by intermediaries to whom they sell, such as retailers and hospitals. We also receive information from IMS Health, a supplier of market research to the pharmaceutical industry, which we use to project the prescription demand-based sales for our pharmaceutical products. Our estimates are subject to inherent limitations of estimates that rely on third-party information, as certain third-party information is itself in the form of estimates, and reflect other limitations including lags between the date as of which third-party information is generated and the date on which we receive such information.

(q)	Advertising expenses

We expense the costs of advertising as incurred. Advertising expenses were  $0.7 million in 2010 (2009:  $1.7 million; 2008:  $5.3 million).

(r)	Research and development

R&D costs are expensed as incurred. Acquired in-process research and development (IPR&D) is expensed as incurred. Costs to acquire intellectual property, product rights and other similar intangible assets are capitalized and amortized on a straight-line basis over the estimated useful life of the asset. The method of amortization chosen best reflects the manner in which individual intangible assets are consumed.

(s)	Taxation

We account for income tax expense based on income before taxes using the asset and liability method. Deferred tax assets (DTAs) and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using the enacted tax rates projected to be in effect for the year in which the differences are expected to reverse. DTAs are recognized for the expected future tax consequences, for all deductible temporary differences and operating loss and tax credit carryforwards. A valuation allowance is required for DTAs if, based on available evidence, it is more likely than not that all or some of the asset will not be realized due to the inability to generate sufficient future taxable income.

Significant estimates are required in determining our provision for income taxes. Some of these estimates are based on management’s interpretations of jurisdiction-specific tax laws or regulations and the likelihood of settlement related to tax audit issues. Various internal and external factors may have favorable or unfavorable effects on our future effective income tax rate. These factors include, but are not limited to, changes in tax laws, regulations and/or rates, changing interpretations of existing tax laws or regulations, changes in estimates of prior years’ items, past and future levels of R&D spending, likelihood of settlement, and changes in overall levels of income before taxes.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. We account for interest and penalties related to unrecognized tax benefits in income tax expense.

(t)	Accumulated other comprehensive income/(loss)

Comprehensive income/(loss) is comprised of our net income or loss and OCI. OCI includes certain changes in shareholders’ equity that are excluded from net income. Specifically, we include in OCI changes in the fair value of unrealized gains and losses on our investment securities, certain foreign currency translation adjustments, and adjustments relating to our defined benefit pension plans.

Comprehensive loss for the years ended December 31, 2010, 2009 and 2008 has been reflected in the Consolidated Statements of Shareholders’ Equity/(Deficit) and Comprehensive Income/(Loss).

(u)	Foreign operations

Transactions in foreign currencies are recorded at the exchange rate prevailing at the date of the transaction. The resulting monetary assets and liabilities are translated into U.S. dollars at exchange rates prevailing at subsequent balance sheet dates, and the resulting gains and losses are recognized in the Consolidated Statement of Operations and, where material, separately disclosed.

The functional currency of Elan and most of our subsidiaries is U.S. dollars. For those subsidiaries with a non-U.S. dollar functional currency, their assets and liabilities are translated using year-end rates and income and expenses are translated at average rates. The cumulative effect of exchange differences arising on consolidation of the net investment in overseas subsidiaries are recognized as OCI in the Consolidated Statements of Shareholders’ Equity/(Deficit) and Comprehensive Income/(Loss).

(v)	Share-based compensation

Share-based compensation expense for equity-settled awards made to employees and directors is measured and recognized based on estimated grant date fair values. These awards include employee stock options, restricted stock units (RSUs) and stock purchases related to our employee equity purchase plans (EEPPs).

Share-based compensation cost for RSUs awarded to employees and directors is measured based on the closing fair market value of the Company’s common stock on the date of grant. Share-based compensation cost for stock options awarded to employees and directors and common stock issued under our EEPPs is estimated at the grant date based on each option’s fair value as calculated using an option-pricing model. The value of awards expected to vest is recognized as an expense over the requisite service periods.

Share-based compensation expense for equity-settled awards to non-employees in exchange for goods or services is based on the fair value of the awards on the vest date; which is the date at which the commitment for performance by the non-employees to earn the awards is reached and also the date at which the non-employees’ performance is complete.

Estimating the fair value of share-based awards as of the grant or vest date using an option-pricing model, such as the binomial model, is affected by our share price as well as assumptions regarding a number of complex variables. These variables include, but are not limited to, the expected share price volatility over the term of the awards, risk-free interest rates, and actual and projected employee exercise behaviors.

(w)	Pensions and other employee benefit plans

We have two defined benefit pension plans covering our employees based in Ireland. These plans were closed to new entrants from March 31, 2009. These plans are managed externally and the related pension costs and liabilities are assessed at least annually in accordance with the advice of a qualified professional actuary. Two significant assumptions, the discount rate and the expected rate of return on plan assets, are important elements of expense and/or liability measurement. We evaluate these assumptions at least semi-annually, with the assistance of an actuary. Other assumptions involve employee demographic factors such as retirement patterns, mortality, turnover and the rate of compensation increase. We use a December 31 measurement date and all plan assets and liabilities are reported as of that date. The cost or benefit of plan changes, which increase or decrease benefits for prior employee service, is included in expense on a straight-line basis over the period the employee is expected to receive the benefits.

We recognize actuarial gains and losses using the corridor method. Under the corridor method, to the extent that any cumulative unrecognized net actuarial gain or loss exceeds 10% of the greater of the present value of the defined benefit obligation and the fair value of the plan assets, that portion is recognized over the expected average remaining working lives of the plan participants. Otherwise, the net actuarial gain or loss is not recognized.

We recognize the funded status of benefit plans in our Consolidated Balance Sheet. In addition, we recognize as a component of OCI the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic pension cost of the period.

We also have a number of other defined contribution benefit plans, primarily for employees outside of Ireland. The cost of providing these plans is expensed as incurred.

(x)	Contingencies

We assess the likelihood of any adverse outcomes to contingencies, including legal matters, as well as the potential range of probable losses. We record accruals for such contingencies when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. If an unfavorable outcome is probable, but the amount of the loss cannot be reasonably estimated, we estimate the range of probable loss and accrue the most probable loss within the range. If no amount within the range is deemed more probable, we accrue the minimum amount within the range. If neither a range of loss nor a minimum amount of loss is estimable, then appropriate disclosure is provided, but no amounts are accrued.

(y)	Recent accounting pronouncements

In February 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) No. 2010-09, “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements,” which removes the requirement for a Securities Exchange Commission (SEC) filer to disclose a date in both issued and revised financial statements. This amendment removes potential conflicts with the SEC’s literature. The amendment in this update was effective immediately upon issue. We adopted the amendment for the 2010 fiscal year-end, but as the impact of the amendment is to change the disclosure of subsequent events only, the adoption did not have an impact on our consolidated financial position, results of operations or cash flows.

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements,” which requires separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements and a description of the reasons for the transfers. It also requires separate information to be presented about purchases, sales, issuances and settlements in the reconciliation of Level 3 fair value measurements. The update also clarifies that fair value measurement disclosures are required for each class of assets and liabilities and that disclosures about the valuation techniques and inputs used to measure fair value are required for both recurring and nonrecurring fair value. Conforming amendments have also been made to the guidance on employers’ disclosures about postretirement benefit plan assets (Subtopic 715-20). The new disclosures and clarifications of existing disclosures are effective for financial statements issued for fiscal years beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll-forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. We adopted the amendments for the 2010 fiscal year-end, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements which we will adopt for the 2011 fiscal year. Since the impact of the amendments that we adopted is to amend the disclosure of fair value measurements only, the adoption did not have an impact on our consolidated financial position, results of operations or cash flows.

In January 2010, the FASB issued ASU No. 2010-02, “Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary,” which amends Subtopic 810-10 and related guidance within U.S. GAAP to clarify the scope of the decrease in ownership provisions of the Subtopic and related guidance. The amendments in this ASU also clarify that the decrease in ownership guidance does not apply to certain transactions even if they involve businesses. The amendments are effective for fiscal years beginning after December 15, 2009. We adopted the amendments for the 2010 fiscal year-end. The adoption did not have an impact on our consolidated financial position, results of operations or cash flows.

In December 2010, the FASB issued ASU No. 2010-29, “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations,” (a consensus of the Emerging Issues Task Force) which specifies that in making the pro forma revenue and earnings disclosure requirements for business combinations, the comparative financial statements presented by public entities should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro-forma disclosures under Topic 805 to include a description of the nature and amount of material, nonrecurring pro-forma adjustments directly attributable to the business combination included in the reported pro-forma revenue and earnings. The amended disclosure requirements are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. As the impact of the amendments is to amend the disclosure for business combinations, the adoption of ASU No. 2010-29 will not have an impact on our consolidated financial position, results of operations or cash flows.

In December 2010, the FASB issued ASU No. 2010-28, “Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts,” (a consensus of the Emerging Issues Task Force) which modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, consideration should be given to whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples in paragraph 350-20-35-30, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The amendments are effective for fiscal years beginning after December 15, 2010. Upon adoption of the amendments, assessment should be made of the reporting units with carrying amounts that are zero or negative to determine whether it is more likely than not that the reporting units’ goodwill is impaired. If it is determined that it is more likely than not that the goodwill of one or more of its reporting units is impaired, the Step 2 of the goodwill impairment test should be performed for those reporting unit(s). Any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to beginning retained earnings in the period of adoption. Any goodwill impairments occurring after the initial adoption of the amendments should be included in earnings as required by Section 350-20-35. We do not expect the adoption of ASU No. 2010-28 will not have an impact on our consolidated financial position, results of operations or cash flows.

In December 2010, the FASB issued ASU No. 2010-27, “Other Expenses (Topic 720): Fees paid to the Federal Government by Pharmaceutical Manufacturers,” (a consensus of the Emerging Issues Task Force) which specifies that the liability for the Pharmaceutical Manufacturers’ fee should be estimated and recorded in full upon the first qualifying sale with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The amendments are effective for calendar years beginning after December 31, 2010, when the fee initially becomes effective. We will record our Pharmaceutical Manufacturers’ fee in the fiscal year 2011 in accordance with the guidance in this ASU.

In April 2010, the FASB issued ASU No. 2010-17, “Revenue Recognition – Milestone Method (Topic 605): Milestone Method of Revenue Recognition,” (a consensus of the Emerging Issues Task Force) which provides guidance on the criteria that should be met for determining whether the milestone method of revenue recognition is appropriate. A vendor can recognize consideration that is contingent upon achievement of a milestone in its entirety as revenue in the period in which the milestone is achieved only if the milestone meets all criteria to be considered substantive. Determining whether a milestone is substantive is a matter of judgment made at the inception of the arrangement. The ASU sets out the criteria that must be met for a milestone to be considered substantive and clarifies that a milestone should be considered substantive in its entirety. An individual milestone may not be bifurcated. An arrangement may include more than one milestone, and each milestone should be evaluated separately to determine whether the milestone is substantive. Accordingly, an arrangement may contain both substantive and nonsubstantive milestones. A vendor’s decision to use the milestone method of revenue recognition for transactions within the scope of the amendments in this ASU is a policy election. Other proportional revenue recognition methods also may be applied as long as the application of those other methods does not result in the recognition of consideration in its entirety in the period the milestone is achieved. The ASU also requires a vendor that is affected by the amendments in the ASU to disclose details of the arrangements and of each milestone and related contingent consideration as well as a determination of whether each milestone is considered substantive, the factors that the entity considered in determining whether the milestone or milestones are substantive and the amount of consideration recognized during the period for the milestone or milestones. The amendments are effective for fiscal years beginning after June 15, 2010. We do not expect that the adoption of ASU 2010-17 will have an impact on our consolidated financial position, results of operations or cash flows.

In April 2010, the FASB issued ASU No. 2010-13, “Compensation – Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share Based Payment Award in the Currency of the Market in which the Underlying Equity Security Trades,” (a consensus of the Emerging Issues Task Force) which amends Topic 718 to clarify that a share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades shall not be considered to contain a market, performance, or service condition. Therefore, such an award is not to be classified as a liability if it otherwise qualifies as equity classification. The amendments are effective for fiscal years beginning after December 15, 2010. We do not expect that the adoption of ASU 2010-13 will have an impact on our consolidated financial position, results of operations or cash flows.

In March 2010, the FASB issued ASU No. 2010-11, “Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives,” which clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Only one form of embedded credit derivative qualifies for the exemption – one that is related only to the subordination of one financial instrument to another. As a result, entities that have contracts containing an embedded credit derivative feature in a form other than such subordination may need to separately account for the embedded credit derivative feature. The amendments are effective for fiscal years beginning after June 15, 2010. We do not expect that the adoption of ASU 2010-11 will have an impact on our consolidated financial position, results of operations or cash flows.

Revenue	12 Months Ended
Dec. 31, 2010
Revenue [Abstract]
Revenue

3.	Revenue

The composition of revenue for the years ended December 31 was as follows (in millions):

	2010	2009	2008

Revenue from the BioNeurology business	$895.6	$837.1	$698.6
Revenue from the EDT business	274.1	275.9	301.6

Total revenue	$1,169.7	$1,113.0	$1,000.2

Revenue from the BioNeurology business can be further analyzed as follows (in millions):

	2010	2009	2008

Product revenue:
Tysabri — U.S.	$593.2	$508.5	$421.6
Tysabri — ROW	258.3	215.8	135.5

Total Tysabri	851.5	724.3	557.1
Azactam®	27.2	81.4	96.9
Maxipime®	8.2	13.2	27.1
Prialt®	6.1	16.5	16.5
Royalties	1.6	1.7	1.0

Total product revenue from the BioNeurology business	894.6	837.1	698.6
Contract revenue from the BioNeurology business	1.0	—	—

Total revenue from BioNeurology business	$895.6	$837.1	$698.6

Tysabri was developed and is now being marketed in collaboration with Biogen Idec. In general, subject to certain limitations imposed by the parties, we share with Biogen Idec most of the development and commercialization costs for Tysabri. Biogen Idec is responsible for manufacturing the product. In the United States, we purchase Tysabri from Biogen Idec and are responsible for distribution. Consequently, we record as revenue the net sales of Tysabri in the U.S. market. We purchase product from Biogen Idec at a price that includes the cost of manufacturing, plus Biogen Idec’s gross profit on Tysabri, and this cost, together with royalties payable to other third parties, is included in cost of sales.

Global in-market net sales of Tysabri were as follows (in millions):

	2010	2009	2008

United States	$593.2	$508.5	$421.6
ROW	636.8	550.7	391.4

Total Tysabri global in-market net sales	$1,230.0	$1,059.2	$813.0

Outside of the United States, Biogen Idec is responsible for distribution and we record as revenue our share of the profit or loss on these sales of Tysabri, plus our directly incurred expenses on these sales, which are primarily comprised of royalties, that we incur and are payable by us to third parties and are reimbursed by the collaboration.

In 2010, we recorded net Tysabri ROW revenue of  $258.3 million (2009:  $215.8 million; 2008:  $135.5 million), which was calculated as follows (in millions):

	2010	2009	2008

ROW in-market sales by Biogen Idec	$636.8	$550.7	$391.4
ROW operating expenses incurred by Elan and Biogen Idec	(303.8)	(280.6)	(236.9)

ROW operating profit generated by Elan and Biogen Idec	333.0	270.1	154.5

Elan’s 50% share of Tysabri ROW collaboration operating profit	166.5	135.0	77.3
Elan’s directly incurred costs	91.8	80.8	58.2

Net Tysabri ROW revenue	$258.3	$215.8	$135.5

Revenue from the EDT business can be further analyzed as follows: (in millions):

	2010	2009	2008

Product revenue:
Manufacturing revenue and royalties:
Ampyra®	$56.8	$—	$—
TriCor® 145	54.5	61.6	67.7
Focalin® XR/Ritalin® LA	33.0	32.6	33.5
Verelan®	21.8	22.1	24.6
Naprelan®	12.6	16.0	11.1
Skelaxin®	5.9	34.9	39.7
Other	76.8	90.0	105.0

Total product revenue from the EDT business	261.4	257.2	281.6

Contract revenue:
Research revenue	8.2	8.2	15.5
Milestone payments	4.5	10.5	2.1
Amortized fees	—	—	2.4

Total contract revenue from the EDT business	12.7	18.7	20.0

Total revenue from the EDT business	$274.1	$275.9	$301.6

In January 2010, the U.S. Food and Drug Administration (FDA) approved Ampyra as a treatment to improve walking ability in patients with MS; this was demonstrated by an improvement in walking speed. The product was subsequently launched in the United States in March 2010. Ampyra, which is globally licensed to Acorda Therapeutics, Inc. (Acorda), is marketed and distributed in the United States by Acorda and if approved outside the United States will be marketed and distributed by Biogen Idec, Acorda’s sub-licensee, where it is called Fampyra® (prolonged-release fampridine tablets). In January 2011, the Committee for Medicinal Products for Human Use (CHMP) of the European Medicines Agency (EMA) issued a negative opinion, recommending against approval of Fampyra. Biogen Idec also received a Notice of Deficiency from Health Canada for its application to sell Fampyra in Canada. EDT has the right to manufacture supplies of Ampyra for the global market at its Athlone, Ireland facility, under a supply agreement with Acorda.

In 2010, manufacturing and royalty revenue recorded for Ampyra was  $56.8 million and principally reflects shipments to Acorda to satisfy Acorda’s initial stock requirements for the U.S. launch of the product as well as build-up of safety stock supply, and patient demand. We record revenue upon shipment of Ampyra to Acorda, as this revenue is not contingent upon ultimate sale of the shipped product by Acorda or its customers.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
Segment Information

4.	Segment Information

Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker (CODM). Our CODM has been identified as Mr. G. Kelly Martin, chief executive officer (CEO). Our business is organized into two business units: BioNeurology and EDT, and our CEO reviews the business from this perspective. BioNeurology engages in research, development and commercial activities primarily in the areas of Alzheimer’s disease, Parkinson’s disease and MS. EDT develops and manufactures innovative pharmaceutical products that deliver clinically meaningful benefits to patients, using its extensive experience and proprietary drug technologies in collaboration with pharmaceutical companies.

Segment performance is evaluated based on operating income/(loss) and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). The same accounting principles used for the Group as a whole are applied to segment reporting. Inter-segment pricing is determined on an arm’s length basis.

Our segment results of operations and revenue for the years ended December 31, 2010, 2009 and 2008, together with goodwill and total assets by segment at December 31, 2010, and 2009 are as follows:

Analysis of results of operations by segment (in millions):

	BioNeurology			EDT			Total
	2010	2009	2008	2010	2009	2008	2010	2009	2008

Segment Revenue	$895.6	$837.1	$698.6	$275.4	$277.7	$302.8	$1,171.0	$1,114.8	$1,001.4
Less intersegment sales	—	—	—	(1.3)	(1.8)	(1.2)	(1.3)	(1.8)	(1.2)

Total revenue from external customers	895.6	837.1	698.6	274.1	275.9	301.6	1,169.7	1,113.0	1,000.2
Cost of sales	464.9	444.4	369.7	118.4	116.3	123.7	583.3	560.7	493.4

Gross margin	430.7	392.7	328.9	155.7	159.6	177.9	586.4	552.3	506.8
Operating expenses:
Selling, general and administrative expenses	215.8	232.3	248.2	38.9	35.9	44.5	254.7	268.2	292.7
Research and development expenses	205.0	246.1	275.8	53.7	47.5	47.6	258.7	293.6	323.4
Settlement reserve charge	206.3	—	—	—	—	—	206.3	—	—
Net gain on divestment of business	(1.0)	(108.7)	—	—	—	—	(1.0)	(108.7)	—
Other net charges	54.0	61.6	34.2	2.3	5.7	—	56.3	67.3	34.2

Total operating expenses	680.1	431.3	558.2	94.9	89.1	92.1	775.0	520.4	650.3

Segment operating income/(loss)	$(249.4)	$(38.6)	$(229.3)	$60.8	$70.5	$85.8	$(188.6)	$31.9	$(143.5)

Segment Adjusted EBITDA	$62.7	$(20.9)	$(125.5)	$103.8	$117.2	$129.8	$166.5	$96.3	$4.3

Equity method investment	$209.0	$235.0	$—	$—	$—	$—	$209.0	$235.0	$—
Depreciation and amortization	$30.3	$41.2	$33.5	$33.0	$33.8	$36.6	$63.3	$75.0	$70.1
Capital expenditures	$28.8	$34.8	$176.5	$15.4	$8.9	$14.4	$44.2	$43.7	$190.9
Share-based compensation expense	$23.6	$24.3	$37.3	$7.9	$7.2	$9.9	$31.5	$31.5	$47.2
Intangible asset impairment charges	$0.9	$30.6	$—	$—	$—	$—	$0.9	$30.6	$—
Property, plant and equipment
impairment charges	$11.0	$56.2	$—	$—	$—	$—	$11.0	$56.2	$—

Reconciliation of segment operating income/(loss) to segment Adjusted EBITDA (in millions):

	BioNeurology			EDT			Total
	2010	2009	2008	2010	2009	2008	2010	2009	2008

Segment operating income/(loss)	$(249.4)	$(38.6)	$(229.3)	$60.8	$70.5	$85.8	$(188.6)	$31.9	$(143.5)
Depreciation and amortization	30.3	41.2	33.5	33.0	33.8	36.6	63.3	75.0	70.1
Amortized fees, net	(0.1)	(0.2)	—	(0.2)	—	(2.5)	(0.3)	(0.2)	(2.5)
Share-based compensation expense(1)	22.6	23.8	36.1	7.9	7.2	9.9	30.5	31.0	46.0
Settlement reserve charge	206.3	—	—	—	—	—	206.3	—	—
Net gain on divestment of business	(1.0)	(108.7)	—	—	—	—	(1.0)	(108.7)	—
Other net charges	54.0	61.6	34.2	2.3	5.7	—	56.3	67.3	34.2

Segment Adjusted EBITDA	$62.7	$(20.9)	$(125.5)	$103.8	$117.2	$129.8	$166.5	$96.3	$4.3

(1)	Share-based compensation expense excludes share based compensation included in other charges of $1.0 million (2009: $1.7 million; 2008: $1.2 million, and a share-based compensation credit of $1.2 million in 2009 (2010: $Nil; 2008: $Nil) included in the net gain on divestment of business.

Reconciliation of operating income/(loss) to net loss (in millions):

	2010	2009	2008

Operating income/(loss)	$(188.6)	$31.9	$(143.5)
Net interest and investment losses	134.0	161.7	153.8
Provision for/(benefit from) income taxes	2.1	46.4	(226.3)

Net loss	$(324.7)	$(176.2)	$(71.0)

Revenue analysis by segment:

For an analysis of revenue by segment, please refer to Note 3.

Goodwill (in millions):

	2010	2009

BioNeurology	$207.4	$208.0
EDT	49.7	49.7

Total goodwill	$257.1	$257.7

Total assets (in millions):

	2010	2009

BioNeurology	$1,595.2	$1,903.1
EDT	422.3	434.7

Total assets	$2,017.5	$2,337.8

For fiscal years 2010, 2009 and 2008, our revenue is presented below by geographical area. Similarly, total assets, property, plant and equipment, and goodwill and intangible assets are presented below on a geographical basis at December 31, 2010 and 2009.

Revenue by region (by destination of customers) (in millions):

	2010	2009	2008

United States	$822.8	$791.0	$732.5
Ireland	56.0	65.8	71.5
Rest of world	290.9	256.2	196.2

Total revenue	$1,169.7	$1,113.0	$1,000.2

Total assets by region (in millions):

	2010	2009

United States	$1,081.7	$1,009.0
Ireland	852.6	1,232.5
Bermuda	56.9	75.5
Rest of world	26.3	20.8

Total assets	$2,017.5	$2,337.8

Property, plant and equipment by region (in millions):

	2010	2009

Ireland	$171.0	$176.7
United States	116.5	116.1

Total property, plant and equipment	$287.5	$292.8

Goodwill and other intangible assets by region (in millions):

	2010	2009

United States	$242.9	$259.5
Ireland	124.9	149.2
Rest of world	8.7	8.7

Total goodwill and other intangible assets	$376.5	$417.4

Major customers

The following customer or collaborator contributed 10% or more of our total revenue in 2010, 2009 and 2008:

	2010	2009	2008

AmerisourceBergen Corporation	52%	49%	46%
Biogen Idec	22%	19%	14%

No other customer or collaborator accounted for more than 10% of our total revenue in 2010, 2009 or 2008.

Settlement Reserve Charge	12 Months Ended
Dec. 31, 2010
Settlement Reserve Charge [Abstract]
Settlement Reserve Charge

5.	Settlement Reserve Charge

In December 2010, we finalized the agreement-in-principle with the U.S. Attorney’s Office for the District of Massachusetts to resolve all aspects of the U.S. Department of Justice’s investigation of sales and marketing practices for Zonegran® (zonisamide), an antiepileptic prescription medicine that we divested in 2004.

Consistent with the terms of the agreement-in-principle announced in July 2010, we will pay  $203.5 million pursuant to the terms of a global settlement resolving all U.S. federal and related state Medicaid claims and  $203.7 million is held in an escrow account at December 31, 2010 to cover the settlement amount. During 2010, we recorded a  $206.3 million reserve charge for the settlement, interest and related costs.

This resolution of the Zonegran investigation could give rise to other investigations or litigation by state government entities or private parties.

Net Gain on Divestment of Business	12 Months Ended
Dec. 31, 2010
Net Gain on Divestment of Business [Abstract]
Net Gain on Divestment of Business

6.	Net Gain on Divestment of Business

In 2010, we recorded a net gain of  $1.0 million, as compared to a net gain of  $108.7 million recorded for 2009, relating to the 2009 divestment of substantially all of Elan’s assets and rights related to our AIP collaboration with Wyeth (which has been acquired by Pfizer) to Janssen AI. These gains were calculated based upon the estimated fair value of the assets sold of  $235.0 million, less their carrying value and transaction costs. Our equity interest in Janssen AI has been recorded as an equity method investment on the Consolidated Balance Sheet, and was initially recorded at its estimated fair value of  $235.0 million.

The net gain of  $108.7 million recorded in 2009 was calculated as follows (in millions):

Investment in Janssen AI	$235.0
Intangible assets(1)	(68.0)
Biologics and fill-finish impairment(2)	(41.2)
Transaction costs	(16.8)
Share based compensation	1.2
Other	(1.5)

Net gain on divestment of business	$108.7

(1)	Includes goodwill of $10.3 million allocated to the AIP business.

(2)	As a result of the disposal of the AIP business, we re-evaluated the longer term biologics manufacturing and fill-finish requirements, and consequently recorded a non-cash asset impairment charge related to these activities of $41.2 million.

For additional information relating to our equity method investment in Janssen AI, refer to Note 9. For additional information relating to our related party transactions with Janssen AI, refer to Note 31.

Other Net Charges	12 Months Ended
Dec. 31, 2010
Other Net Charges [Abstract]
Other Net Charges

7.	Other Net Charges

The principal items classified as other net charges include severance, restructuring and other costs, facilities and other asset impairment charges, legal settlements and awards, IPR&D costs, a net loss on divestment of the Prialt business, intangible asset impairment charges and the write-off of deferred transaction costs. These items have been treated consistently from period to period. We believe that disclosure of significant other charges is meaningful because it provides additional information in relation to analyzing certain items.

Other net charges for the years ended December 31 consisted of (in millions):

	2010	2009	2008

(a) Severance, restructuring and other costs	$19.6	$29.0	$21.2
(b) Facilities and other asset impairment charges	16.7	16.1	0.8
(c) Legal settlements and awards	12.5	(13.4)	4.7
(d) In-process research and development costs	6.0	5.0	—
(e) Divestment of Prialt business	1.5	—	—
(f) Intangible asset impairment charges	—	30.6	—
(g) Write-off of deferred transaction costs	—	—	7.5

Total other net charges	$56.3	$67.3	$34.2

(a)	Severance, restructuring and other costs

During 2010 and 2009, we incurred severance and restructuring charges of  $19.6 million and  $29.0 million, respectively, principally associated with a realignment and restructuring of the R&D organization within our BioNeurology business, and reduction of related support activities.

During 2008, we incurred severance, restructuring and other costs of  $21.2 million related primarily to the realignment of our commercial activities in Tysabri for Crohn’s disease and the announced closure of our offices in New York and Tokyo, which occurred in the first half of 2009.

(b)	Facilities and other asset impairment charges

During 2010, we incurred facilities and other asset impairment charges of  $16.7 million, which includes asset impairment charges of  $11.0 million and lease charges of  $5.7 million relating to a consolidation of facilities in South San Francisco as a direct result of the realignment of the BioNeurology business.

During 2009, we incurred facilities and other asset impairment charges of  $16.1 million, principally comprised of an asset impairment charge of  $15.4 million associated with the postponement of our biologics manufacturing activities in the first half of the year. In addition, following the disposal of the AIP business in September 2009, we re-evaluated the longer term biologics manufacturing requirements and the remaining carrying amount of these assets was written off. This impairment charge was recorded as part of the net gain on divestment of business recorded in 2009. For additional information on the net gain on divestment of business, refer to Note 6.

(c)	Legal settlements and awards

During 2010, we reached an agreement in principle with the direct purchaser class plaintiffs with respect to nifedipine. As part of the settlement, we agreed to pay  $12.5 million in settlement of all claims associated with the litigation. On January 31, 2011, the U.S. District Court for the District of Columbia approved the settlement and dismissed the case.

In 2009, the net legal awards and settlement amount of  $13.4 million was comprised of a legal award of  $18.0 million received from Watson Pharmaceuticals, Inc. (Watson) and a legal settlement amount of  $4.6 million in December 2009 relating to nifedipine antitrust litigation. The  $18.0 million legal award primarily related to an agreement with Watson to settle litigation with respect to Watson’s marketing of a generic version of Naprelan. As part of the settlement, Watson stipulated that our patent at issue is valid and enforceable and that Watson’s generic formulations of Naprelan infringed our patent.

Following a settlement in late 2007 with the indirect purchaser class of the nifedipine antitrust litigation, in December 2009, we entered into a separate settlement agreement with the individual direct purchasers, resulting in a dismissal of this second segment of the litigation and the payment of a legal settlement amount of  $4.6 million.

The legal settlement amount of  $4.7 million, net of insurance coverage, in 2008 relates to several shareholder class action lawsuits, commencing in 1999 against Dura Pharmaceuticals, Inc. (Dura), one of our subsidiaries, and various then-current or former officers of Dura. The actions, which alleged violations of the U.S. federal securities laws, were consolidated and sought damages on behalf of a class of shareholders who purchased Dura common stock during a defined period. The settlement was finalized in 2009 without admission of fault by Dura.

(d)	In-process research and development costs

In December 2010, we modified our Collaboration Agreement with Transition Therapeutics, Inc. (Transition) and, in connection with this modification, Transition elected to exercise its opt-out right under the original agreement. Under this amendment, we agreed to pay Transition  $9.0 million, which is included in IPR&D charges. The  $9.0 million payment was made in January 2011. Under the modified Collaboration Agreement, Transition will be eligible to receive a further  $11.0 million payment upon the commencement of the next ELND005 clinical trial, and will no longer be eligible to receive a  $25.0 million milestone payment that would have been due upon the commencement of a Phase 3 trial for ELND005 under the terms of the original agreement.

As a consequence of Transition’s decision to exercise its opt-out right, it will no longer fund the development or commercialization of ELND005 and has relinquished its 30% ownership of ELND005 to us. Consistent with the terms of the original agreement, following its opt-out decision, Transition will be entitled to receive milestone payments of up to  $93.0 million (in addition to the  $11.0 million described above), along with tiered royalty payments on net sales of ELND005 ranging in percentage from a high single digit to the mid teens, depending on level of sales.

IPR&D charges in 2010 also include a credit of  $3.0 million associated with the termination of the License Agreement with PharmatrophiX Inc. (PharmatrophiX). We recorded a  $5.0 million IPR&D charge in 2009 upon entering into this agreement with PharmatrophiX.

(e)	Divestment of Prialt business

We divested our Prialt assets and rights to Azur Pharma International Limited (Azur) in May 2010 and recorded a net loss on divestment of  $1.5 million, which is comprised of total consideration of  $14.6 million less the net book value of Prialt assets and transaction costs. Total consideration comprises cash proceeds received in 2010 of  $5.0 million and the present value of deferred non-contingent consideration of  $9.6 million. We are also entitled to receive additional performance-related milestones and royalties.

(f)	Intangible asset impairment charges

During 2009, we recorded a non-cash impairment charge of  $30.6 million relating to the Prialt intangible asset. Prialt was launched in the United States in 2005. Revenues from this product did not meet expectations and, consequently, we revised our sales forecast for Prialt and reduced the carrying value of the intangible asset to  $14.6 million as of December 31, 2009.

(g)	Write-off of deferred transaction costs

During 2008, we wrote off  $7.5 million of deferred transaction costs related to the completed evaluation of the strategic options associated with the potential separation of our EDT business.

Net Interest Expense	12 Months Ended
Dec. 31, 2010
Net Interest Expense [Abstract]
Net Interest Expense

8.	Net Interest Expense

The net interest expense for the years ended December 31, is as follows (in millions):

	2010	2009	2008

Interest expense:
Interest on 8.75% Notes issued October 2009	$54.5	$13.5	$—
Interest on 8.875% Notes	40.9	41.3	41.3
Interest on Floating Rate Notes due 2011	9.4	15.0	21.4
Interest on 8.75% Notes issued August 2010	6.5	—	—
Interest on Floating Rate Notes due 2013	5.2	7.7	11.2
Interest on 7.75% Notes	—	52.9	65.9
Amortization of deferred financing costs and original issue discount	5.4	5.5	5.1
Foreign exchange (gain)/loss	(3.1)	2.4	(2.4)
Other	0.2	0.9	0.7

Interest expense	$119.0	$139.2	$143.2

Interest income:
Cash and cash equivalents interest	$(1.2)	$(1.1)	$(11.0)
Investment interest	—	(0.2)	(0.2)

Interest income	$(1.2)	$(1.3)	$(11.2)

Net interest expense	$117.8	$137.9	$132.0

For additional information on our debt, refer to Note 22.

Equity Method Investment	12 Months Ended
Dec. 31, 2010
Equity Method Investment [Abstract]
Equity Method Investment

9.	Equity Method Investment

In September 2009, Janssen AI, a newly formed subsidiary of Johnson & Johnson, acquired substantially all of the assets and rights related to our AIP collaboration with Wyeth (which has been acquired by Pfizer). Johnson & Johnson also committed to fund up to  $500.0 million towards the further development and commercialization of AIP to the extent the funding is required by the collaboration. Any required additional expenditures in respect of Janssen AI’s obligations under the AIP collaboration in excess of  $500.0 million will be funded by Elan and Johnson & Johnson in proportion to their respective shareholdings up to a maximum additional commitment of  $400.0 million in total. Based on current spend levels, Elan anticipates that we may be called upon to provide funding to Janssen AI commencing in 2012. In the event that further funding is required beyond the  $400.0 million, such funding will be on terms determined by the board of Janssen AI, with Johnson & Johnson and Elan having a right of first offer to provide additional funding. In the event that either an AIP product reaches market and Janssen AI is in a positive operating cash flow position, or the AIP is terminated, before the  $500.0 million has been spent, Johnson & Johnson is not required to contribute the full  $500.0 million.

In consideration for the transfer of these assets and rights, we received a 49.9% equity interest in Janssen AI. We are entitled to a 49.9% share of the future profits of Janssen AI and certain royalty payments upon the commercialization of products under the AIP collaboration. Johnson & Johnson has also committed to fund up to a initial  $500.0 million towards the further development and commercialization of AIP to the extent the funding is required by the collaboration. Our equity interest in Janssen AI is recorded as an equity method investment on the Consolidated Balance Sheet at December 31, 2010, at a carrying value of  $209.0 million (2009:  $235.0 million). The carrying value is comprised of our proportionate 49.9% share of Janssen’s AIP assets (2010:  $117.3 million; 2009:  $117.3 million) and our proportionate 49.9% interest in the Johnson & Johnson contingent funding commitment (2010:  $91.7 million; 2009:  $117.7 million).

Our proportionate interest in the Johnson & Johnson contingent funding commitment was remeasured as of December 31, 2010 and 2009 to reflect changes in the probability that the cash will be spent and thereby give rise to the expected cash flows under the commitment, and to reflect the time value of money. As of December 31, 2010, the range of assumed probabilities applied to the expected cash flows was 95%-43% (2009: 95%-30%). The range of discount rates applied remained at 1%-1.5% (2009: 1%-1.5%), which was also the range used for initial recognition. The remeasurement of our proportionate interest in the Johnson & Johnson contingent funding commitment as of December 31, 2010, resulted in an increase in the carrying value of our equity method investment of  $59.9 million (2009:  $24.6 million). The following table sets forth the computation of the net loss on equity method investment for the years ended December 31 (in millions):

	2010	2009

Net loss reported by Janssen AI	$172.1	$49.2

Elan’s 49.9% proportionate interest of Janssen AI’s reported net loss	$85.9	$24.6
Remeasurement of Elan’s 49.9% proportionate interest in Johnson & Johnson funding commitment	(59.9)	(24.6)

Net loss on equity method investment reported in the Consolidated Statement of Operations	$26.0	$—

As of December 31, 2010, the carrying value of our Janssen AI equity method investment of  $209.0 million (2009:  $235.0 million) is approximately  $270 million (2009:  $330 million) below our share of the book value of the net assets of Janssen AI. This difference principally relates to the lower estimated value of Janssen AI’s AIP assets when the equity method investment was initially recorded, as well as the probability adjustment factor that we have incorporated into the carrying value of our 49.9% interest in the Johnson & Johnson contingent funding commitment. In relation to the AIP assets, in the event that an AIP product reaches market, our proportionate share of Janssen AI’s results will be adjusted over the estimated remaining useful lives of those assets to recognize the difference in the carrying values. In relation to the Johnson & Johnson contingent funding commitment, the differences in the carrying values is adjusted through the remeasurement of our proportionate interest at each reporting date, as described above. In general, the difference in the carrying values is expected to decrease in future periods as time progresses.

As of December 31, 2010, the remaining balance of the initial  $500.0 million funding commitment was  $272.0 million (2009:  $451.0 million).

Summarized financial information of Janssen AI is presented below (in millions). The balance sheet amounts are presented as of December 31, of each year. The income statement amounts are for the year to December 31, 2010 and for the period from September 17, 2009 (the date we acquired the equity interest in Janssen AI) to December 31, 2009.

	2010	2009

Current assets	$321.2	$492.9
Non-current assets	$684.7	$684.2
Current liabilities	$43.6	$44.3
Non-current liabilities	$—	$—
R&D expenses for the period	$137.4	$39.0
Net loss for the period	$172.1	$49.2

Net Charge on Debt Retirement	12 Months Ended
Dec. 31, 2010
Net Charge on Debt Retirement [Abstract]
Net Charge on Debt Retirement

10.	Net Charge on Debt Retirement

In September 2010, we redeemed the  $300.0 million in aggregate principal amount of the senior floating rate notes due November 15, 2011 (Floating Rate Notes due 2011).

Under the terms of our debt covenants, we were required to apply some of the proceeds received from the September 17, 2009 transaction with Johnson & Johnson to make a pro-rata offer to repurchase a portion of our debt at par. Accordingly, in August 2010, we offered to purchase up to  $186.0 million in aggregate principal amount of the 8.875% senior fixed rate notes due December 1, 2013 (8.875% Notes) and the senior floating rate notes due December 1, 2013 (Floating Rate Notes due 2013) in accordance with the terms of indenture governing these notes at a purchase price of 100% of the principal amount thereof, plus accrued and unpaid interest to the date of payment. The offer closed on September 30, 2010 and holders of  $15.5 million in aggregate principal amount of the 8.875% Notes and holders of  $139.5 million in aggregate principal amount of the Floating Rate Notes due 2013 tendered their notes.

In 2010, we recorded a net charge on debt retirement of  $3.0 million on the redemption of the Floating Rate Notes due 2011 and the partial redemption of the 8.875% Notes and the Floating Rate Notes due 2013, relating to the write-off of unamortized deferred financing costs associated with these notes.

In December 2009, we redeemed the  $850.0 million in aggregate principal amount of the 7.75% senior fixed rate notes due November 15, 2011 (7.75% Notes). We recorded a net charge on debt retirement of the 7.75% Notes of  $24.4 million, comprised of an early redemption premium of  $16.4 million, a write off of unamortized deferred financing costs of  $6.7 million and transaction costs of  $1.3 million.

For additional information related to our debt, please refer to Note 22.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

11.	Income Taxes

The following table sets forth the details of the provision for/(benefit from) income taxes for the years ended December 31 (in millions):

	2010	2009	2008

Irish corporation tax — current	$0.5	$0.3	$0.3
Irish corporation tax — deferred	0.3	1.0	0.3
Foreign taxes — current	1.5	9.3	10.0
Foreign taxes — deferred	(0.2)	35.8	(236.9)

Provision for/(benefit from) income taxes	$2.1	$46.4	$(226.3)

Tax expense/(benefit) reported in shareholders’ equity related to equity awards	2.4	3.6	(2.4)

Current tax, including Irish corporation tax and foreign taxes, is provided on our taxable profits, using the tax rates and laws that have been enacted by the balance sheet date. In each of the three years ended December 31, 2010, 2009 and 2008, substantially all of our income in Ireland was exempt from tax by virtue of tax losses incurred or relief granted on income derived from patents.

The overall tax provision for 2010 was  $4.5 million (2009:  $50.0 million provision; 2008:  $228.7 million benefit). Of this amount,  $2.4 million (2009:  $3.6 million debit; 2008:  $2.4 million credit) has been debited to shareholders’ equity to reflect net shortfalls related to equity awards. The remaining  $2.1 million provision (2009:  $46.4 million provision; 2008:  $226.3 million benefit) is allocated to ordinary activities.

The total tax expense of  $2.1 million for 2010 (2009:  $46.4 million expense; 2008:  $226.3 million benefit) reflects state taxes and other taxes at standard rates in the jurisdictions in which we operate, income derived from Irish patents, foreign withholding tax and includes a deferred tax expense of  $0.1 million for 2010 (2009:  $36.8 million expense; 2008:  $236.6 million benefit).

We released  $236.6 million of the U.S. valuation allowance during 2008. A valuation allowance is required for DTAs if, based on available evidence, it is more likely than not that all or some of the asset will not be realized due to the inability to generate sufficient future taxable income. Previously, because of cumulative losses in the year ended December 31, 2007 and the two preceding years, we determined it was necessary to maintain a valuation allowance against substantially all of our net DTAs, as the cumulative losses in recent years represented a significant piece of negative evidence. However, as a result of the U.S. business generating cumulative earnings for the three years ended December 31, 2008 and projected recurring U.S. profitability arising from the continued growth of the BioNeurology business in the United States, there was evidence to support the generation of sufficient future taxable income to conclude that most U.S. DTAs are more likely than not to be realized in future years. Our U.S. business carries out a number of activities that are remunerated on a cost-plus basis, therefore future U.S. profitability is expected. As part of our assessment in 2010 we updated our detailed future income forecasts for the U.S. business, which cover the period through 2020 and demonstrate significant future recurring profitability. The cumulative level of taxable income required to realize the federal DTAs is approximately  $0.9 billion and approximately  $1.4 billion to realize state DTAs. The quantum of projected earnings is in excess of the pre-tax income necessary to realize the DTAs. The DTAs’ recoverability is not dependent on material improvements over present levels of pre-tax income for the U.S. business, material changes in the present relationship between income reported for financial and tax purposes, or material asset sales or other non-routine transactions. In weighing up the positive and negative evidence for releasing the valuation allowance we considered future taxable income exclusive of reversing temporary differences and carry-forwards; the timing of future reversals of existing taxable temporary differences; the expiry dates of operating losses and tax credit carry-forwards and various other factors which may impact on the level of future profitability in the United States. Accordingly, there was no need to materially alter our valuation allowance in the United States during 2010.

The effective tax rate differs from the Irish statutory tax rate of 12.5% as follows:

	2010	2009	2008

Irish standard tax rate	12.5%	12.5%	12.5%
Taxes at the Irish standard rate	$(40.3)	$(16.2)	$(37.2)
Irish income at rates other than Irish standard rate	(0.6)	0.5	(0.9)
Foreign income at rates other than the Irish standard rate	(68.0)	2.1	(39.9)
Increase in valuation allowance — non-U.S.	47.7	72.1	88.3
Release of U.S. valuation allowance	(1.0)	(2.1)	(236.6)
Zonegran settlement(1)	59.2	—	—
Permanent differences	3.4	(6.6)	—
R&D tax credit	(2.3)	(3.0)	—
Other	4.0	(0.4)	—

Income tax expense/(benefit)	$2.1	$46.4	$(226.3)

(1)	$169.2 million of the $206.3 million settlement reserve charge related to the Zonegran global settlement resolving all U.S. federal and related state Medicaid claims will not be deductible for tax purposes, thus creating a $59.2 million difference in the 2010 tax rate reconciliation.

For the years ended December 31, the distribution of loss before provision for income taxes by geographical area was as follows (in millions):

	2010	2009	2008

Ireland	$(405.9)	$(519.7)	$(848.9)
Foreign	83.3	389.9	551.6

Loss before provision for income taxes	$(322.6)	$(129.8)	$(297.3)

Deferred Tax

The full potential amounts of deferred tax comprised the following deferred tax assets and liabilities at December 31 (in millions):

	2010	2009
Deferred tax liabilities:
Property, plant and equipment	$(4.4)	$(7.6)

Total deferred tax liabilities	$(4.4)	$(7.6)

Deferred tax assets:
Net operating losses	$420.5	$389.4
Deferred interest	215.4	182.4
Intangibles/capitalized items	13.4	50.4
Tax credits	84.1	87.1
Reserves/provisions	56.8	39.1
Property, plant and equipment	3.8	6.7
Share-based compensation expense	34.7	33.5
Other	4.8	4.0

Total deferred tax assets	$833.5	$792.6

Valuation allowance	$(633.0)	$(586.3)

Net deferred tax asset	$196.1	$198.7

The valuation allowance recorded against the DTAs as of December 31, 2010, was  $633.0 million. The net change in the valuation allowance for 2010 was an increase of  $46.7 million (2009: increase of  $97.5 million; 2008: decrease of  $226.7 million), which primarily relates to Irish net operating losses and deferred interest carryforwards.

We have adjusted the above DTAs in relation to net operating losses to exclude stock option deductions. In 2010, we recorded a reduction in shareholders’ equity of  $2.4 million (2009:  $3.6 million decrease; 2008:  $2.4 million increase) to reflect net tax shortfalls (tax shortfall in 2009; tax benefit in 2008) related to equity awards.

The gross amounts of unused tax loss carryforwards with their expiration dates after adjusting for uncertain tax positions are as follows (in millions):

	At December 31, 2010
			U.S.	Rest of
	Ireland	U.S. State	Federal	World	Total

One year	$—	$—	$—	$8.7	$8.7
Two years	—	2.3	—	6.6	8.9
Three years	—	—	—	5.5	5.5
Four years	—	—	—	—	—
Five years	—	41.7	—	—	41.7
More than five years	3,155.5	178.4	517.1	1.5	3,852.5

Total	$3,155.5	$222.4	$517.1	$22.3	$3,917.3

At December 31, 2010, certain of our Irish subsidiaries had net operating loss carryovers for income tax purposes of  $3,155.5 million. These can be carried forward indefinitely but are limited to the same trade/trades.

At December 31, 2010, certain U.S. subsidiaries had net operating loss carryovers for federal income tax purposes of approximately  $517.1 million and for state income tax purposes of approximately  $222.4 million. These net operating losses include stock option deductions. The federal net operating losses expire from 2021 to 2030. The state net operating losses expire from 2012 to 2030. In addition, at December 31, 2010, certain U.S. subsidiaries had federal research and orphan drug credit carryovers of  $52.3 million and alternative minimum tax (AMT) credits of  $4.3 million. The  $38.2 million of research credits will expire from 2012 through 2030 and the  $14.1 million of orphan drug credits (against which a  $4.4 million valuation allowance has been established) will expire from 2011 through 2020. The AMT credits will not expire. Certain U.S. subsidiaries also had state credit carryovers of  $42.4 million, mostly research credits, which can be carried to subsequent tax years indefinitely. We may have had “changes in ownership” as described in the U.S. Internal Revenue Code (IRC) Section 382 in 2010. Consequently, utilization of federal and state net operating losses and credits may be subject to certain annual limitations.

The remaining loss carryovers of  $22.3 million have arisen in The Netherlands and are subject to time limits and other local rules. No taxes have been provided for the unremitted earnings of our overseas subsidiaries as these are considered permanently employed in the business of these companies. Cumulative unremitted earnings of overseas subsidiaries totaled approximately  $2,708.9 million at December 31, 2010 (2009:  $2,444.5 million). Unremitted earnings may be liable to overseas taxes or Irish taxation if they were to be distributed as dividends. It is impracticable to determine at this time the potential amount of additional tax due upon remittance of such earnings.

Our gross unrecognized tax benefits at December 31, 2010, were  $73.4 million (2009:  $71.4 million; 2008:  $68.9 million), of which  $72.2 million (2009:  $60.4 million; 2008:  $61.9 million), if recognized, would affect the tax charge and as such would impact the effective tax rate. We report accrued interest and penalties related to unrecognized tax benefits in income tax expense. During 2010, there was no increase in the interest related to unrecognized tax benefits and in total, as of December 31, 2010, we have recorded a liability for potential penalties and interest of  $0.6 million and  $1.8 million, respectively.

We do not expect our unrecognized tax benefits to change significantly over the next 12 months.

The following table summarizes the activity related to our unrecognized tax benefits (in millions):

	2010	2009	2008

Balance at January 1	$71.3	$68.9	$50.4
Tax positions related to current year:
Additions	3.2	3.0	3.8
Tax positions related to prior years:
Additions	—	2.7	14.8
Reduction	(1.0)	(0.8)	—
Settlements	—	(1.2)	—
Expiration of statutes of limitations	(0.1)	(1.3)	(0.1)

Balance at December 31	$73.4	$71.3	$68.9

Our major taxing jurisdictions include Ireland and the United States (federal and state). These jurisdictions have varying statutes of limitations. In the United States, the 2006 through 2010 tax years generally remain subject to examination by the respective tax authorities. Additionally, because of our U.S. loss carryforwards, years from 1995 through 2005 may be adjusted. These years generally remain open for three to four years after the loss carryforwards have been utilized. In Ireland, the tax years 2006 to 2010 remain subject to examination by the Irish tax authorities.

Net Loss Per Share	12 Months Ended
Dec. 31, 2010
Net Loss Per Share [Abstract]
Net Loss Per Share

12.	Net Loss Per Share

Basic loss per share is computed by dividing the net loss for the period available to ordinary shareholders by the sum of the weighted-average number of Ordinary Shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted-average number of Ordinary Shares outstanding and, when dilutive, adjusted for the effect of all dilutive potential Ordinary Shares, including stock options and RSUs.

The following table sets forth the computation for basic and diluted net loss per share:

	2010	2009	2008

Net loss (in millions)	$(324.7)	$(176.2)	$(71.0)

Weighted-average number of Ordinary Shares outstanding — basic and diluted (in millions)	584.9	506.8	473.5
Basic and diluted net loss per Ordinary Share	$(0.56)	$(0.35)	$(0.15)

As of December 31, 2010, there were stock options and RSUs outstanding of 22.9 million shares (2009: 21.3 million shares; 2008: 22.2 million shares), which could potentially have a dilutive impact in the future, but were anti-dilutive in 2010, 2009 and 2008.

Restricted Cash	12 Months Ended
Dec. 31, 2010
Restricted Cash [Abstract]
Restricted Cash

13.	Restricted Cash

We had total restricted cash (current and non-current) of  $223.1 million at December 31, 2010 (2009:  $31.7 million), of which  $203.7 million relates to the amount placed in an escrow account to cover the proposed Zonegran settlement amount, with the balance pledged to secure certain letters of credit. For additional information on the Zonegran settlement, refer to Note 5.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2010
Accounts Receivable, Net [Abstract]
Accounts Receivable, Net

14.	Accounts Receivable, Net

Our accounts receivable at December 31 of each year consisted of the following (in millions):

	2010	2009

Accounts receivable	$192.0	$192.8
Less amounts provided for doubtful accounts	(0.4)	(0.4)

Accounts receivable, net	$191.6	$192.4

Our allowance for doubtful accounts activity consisted of the following (in millions):

	2010	2009

Balance at 1 January	$(0.4)	$(0.9)
Income statement charge	(0.4)	(0.7)
Amounts utilized	0.4	1.2

Balance at 31 December	$(0.4)	$(0.4)

The following customer or collaborator accounts for more than 10% of our accounts receivable at December 31, 2010 and/or 2009:

	2010	2009

AmerisourceBergen Corp.	44%	36%
Biogen Idec	25%	26%

No other customer or collaborator accounted for more than 10% of our accounts receivable balance at either December 31, 2010 or 2009.

At December 31, 2010, our accounts receivable balance included an amount owed to us by Janssen AI of  $Nil (2009:  $7.7 million). The amount owed to us at December 31, 2009 related to the AIP. Janssen AI assumed our activities under the AIP collaboration as part of the AIP business disposal in September 2009.

At December 31, 2010, trade receivables of  $0.6 million (2009:  $3.4 million) were past due but not impaired. The ageing analysis of these trade receivables is as follows (in millions):

	2010	2009

Up to 3 months	$0.6	$3.4

At December 31, 2010, trade receivables of  $0.4 million (2009:  $0.4 million) were impaired and provided for.

Investment Securities	12 Months Ended
Dec. 31, 2010
Investment Securities [Abstract]
Investment Securities

15.	Investment Securities

Current investment securities

Our current investment securities at December 31 of each year consisted of the following (in millions):

	2010	2009

Equity securities — current, at cost	$0.4	$2.5
Unrealized gains on equity securities	1.7	4.3
Unrealized losses on equity securities	(0.1)	(0.1)

Total equity securities — current	2.0	6.7
Derivatives	—	0.4

Total investment securities — current	$2.0	$7.1

Equity securities — current

Marketable equity securities primarily consists of investments in emerging pharmaceutical and biotechnology companies. The fair market value of these securities was  $2.0 million at December 31, 2010 (2009:  $6.7 million).

Non-current investment securities

Non-current investment securities at December 31 of each year are as follows (in millions):

	2010	2009

Equity securities — non-current, at cost less impairments	$9.2	$8.3
Debt securities — non-current, at cost less impairments	0.3	0.3
Unrealized (losses)/gains on debt securities	(0.1)	0.1

Total investment securities — non-current	$9.4	$8.7

Equity securities — non-current

Non-current equity securities are comprised of investments held in privately held biotech companies recorded at cost, less impairments.

Debt securities — non-current

At December 31, 2010, the non-current debt securities balance consisted of an investment in auction rate securities (ARS), which had a fair market value of  $0.2 million (2009:  $0.4 million), including an unrealized loss of  $0.1 million (2009:  $0.1 million unrealized gain). The collateralized debt obligations underlying the ARS have various contractual maturity dates through 2043.

Net Investment (Gains)/Losses (in millions)

	2010	2009	2008

Net (gains)/losses on sale of current investment securities	$(4.9)	$(1.2)	$1.4
Derivative fair value (gains)/losses	(1.2)	(0.3)	0.6
Net gains on sale of non-current investment securities	(7.9)	—	(0.4)
Impairment charges	—	—	20.2

Net investment (gains)/losses on investment securities	(14.0)	(1.5)	21.8
Other	1.2	0.9	—

Net investment (gains)/losses	$(12.8)	$(0.6)	$21.8

In 2010, the cash inflow arising from the sale of current investment securities was  $8.5 million (2009:  $28.9 million; 2008:  $232.6 million). There were no cash outflows arising from the purchase of current investment securities in 2010, 2009 or 2008.

In 2010, the cash inflow arising from the sale of non-current investment securities was  $7.9 million (2009:  $Nil; 2008:  $3.5 million). In 2010, the cash used for the purchase of non-current investment securities was  $0.9 million (2009:  $0.6 million; 2008:  $0.1 million).

We did not record any impairment charges in relation to investment securities during 2010 or during 2009. In 2008, we recorded a net impairment charge of  $10.9 million related to an investment in a fund that had been reclassified from cash equivalents to investments due to dislocations in the capital markets. We fully redeemed our remaining holding in this fund during 2009. The remaining impairment charges in 2008 were comprised of  $6.0 million related to an investment in ARS and  $3.3 million related to various investments in emerging pharmaceutical and biotechnology companies.

The framework used for measuring the fair value of our investment securities is described in Note 27.

Inventory	12 Months Ended
Dec. 31, 2010
Inventory [Abstract]
Inventory

16.	Inventory

Product inventories at December 31 of each year consisted of the following (in millions):

	2010	2009

Raw materials	$10.0	$10.9
Work-in-process	6.0	8.1
Finished goods	23.0	34.5

Total inventory	$39.0	$53.5

The decrease in the inventory balance is principally due to a reduction in EDT finished goods inventory and the discontinuation of Maxipime in 2010.

Prepaid and Other Current Assets	12 Months Ended
Dec. 31, 2010
Prepaid and Other Current Assets [Abstract]
Prepaid and Other Current Assets

17.	Prepaid and Other Current Assets

Prepaid and other current assets at December 31 of each year consisted of the following (in millions):

	2010	2009

Prepayments	$11.6	$11.3
Janssen AI receivable	0.2	13.4
Other current assets	3.6	4.3

Total prepaid and other current assets	$15.4	$29.0

Following the divestment of the AIP business to Janssen AI in September 2009, we provided administrative and R&D transition services to Janssen AI and the receivable balance of  $0.2 million at December 31, 2010 (2009:  $13.4 million) is in respect of these services. These transition services ceased in December 2010. For additional information, please refer to Note 31.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

18.	Property, Plant and Equipment

	Land &	Plant &
	Buildings	Equipment	Total
		(In millions)

Cost:
At January 1, 2009	$325.4	$311.8	$637.2
Additions	28.7	12.0	40.7
Disposals	(1.1)	(19.3)	(20.4)

At December 31, 2009	$353.0	$304.5	$657.5

Additions	24.3	16.5	40.8
Disposals	(1.4)	(1.1)	(2.5)

At December 31, 2010	$375.9	$319.9	$695.8

Accumulated depreciation and impairment:
At January 1, 2009	$(84.0)	$(201.4)	$(285.4)
Charged in year	(12.4)	(22.1)	(34.5)
Impairment	(46.7)	(9.5)	(56.2)
Disposals	—	11.4	11.4

At December 31, 2009	$(143.1)	$(221.6)	$(364.7)

Charged in year	(13.4)	(21.5)	(34.9)
Impairment	(10.7)	(0.3)	(11.0)
Disposals	—	2.3	2.3

At December 31, 2010	(167.2)	(241.1)	(408.3)

Net book value: December 31, 2010	$208.7	$78.8	$287.5

Net book value: December 31, 2009	$209.9	$82.9	$292.8

In 2010, we recorded an asset impairment charge of  $11.0 million, within other net charges in the Consolidated Statement of Operations, relating to a consolidation of facilities in South San Francisco as a direct result of the realignment of the BioNeurology business.

In the first half of 2009, we recorded an asset impairment charge of  $15.0 million, within other net charges in the Consolidated Statement of Operations, principally associated with the postponement of our biologics manufacturing activities. Subsequently, as a result of the disposal of the AIP business in September 2009, we re-evaluated the longer term biologics and fill-finish manufacturing requirements and we recorded a non-cash impairment charge of  $41.2 million, within the net gain on divestment of business in the Consolidated Statement of Operations, related to our biologics manufacturing and fill-finish assets. The assets relating to biologics manufacturing were written off in full. The remaining carrying amount of the fill-finish assets at December 31, 2010 is  $4.9 million (2009:  $5.7 million). For additional information on other net charges, refer to Note 7. For additional information on the net gain on divestment of business, refer to Note 6.

Included in the net book value of property, plant and equipment is  $164.7 million (2009:  $168.1 million) relating to our manufacturing and fill-finish assets in Athlone, Ireland.

The net book value of assets acquired under capital leases at December 31, 2010 amounted to  $1.5 million (2009:  $2.9 million), which includes  $71.8 million of accumulated depreciation (2009:  $70.4 million). Depreciation expense for these assets for the period amounted to  $1.4 million (2009:  $2.1 million; 2008:  $2.3 million).

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

19.	Goodwill and Other Intangible Assets

		Other
		Intangible
	Goodwill	Assets	Total
	(In millions)

Cost:
At January 1, 2009	$268.0	$910.7	$1,178.7
Additions	—	3.0	3.0
Disposals	(10.3)	(130.1)	(140.4)

At December 31, 2009	$257.7	$783.6	$1,041.3

Additions	—	3.4	3.4
Disposals	(0.6)	(361.0)	(361.6)

At December 31, 2010	$257.1	$426.0	$683.1

Accumulated amortization:
At January 1, 2009	$—	$(624.8)	$(624.8)
Charged in year	—	(40.5)	(40.5)
Disposals	—	72.0	72.0
Impairment	—	(30.6)	(30.6)

At December 31, 2009	$—	$(623.9)	$(623.9)

Charged in year	—	(28.4)	(28.4)
Disposals	—	346.6	346.6
Impairment	—	(0.9)	(0.9)

At December 31, 2010	—	(306.6)	(306.6)

Net book value: December 31, 2010	$257.1	$119.4	$376.5

Net book value: December 31, 2009	$257.7	$159.7	$417.4

Other intangible assets consist primarily of patents, licenses, intellectual property and computer software as follows (in millions):

	2010	2009

Tysabri	$109.5	$122.1
Prialt	—	14.6
Verelan	—	10.7
Other intangible assets	9.9	12.3

Total other intangible assets	$119.4	$159.7

On March 4, 2010, we entered into a definitive agreement to divest our Prialt assets and rights to Azur. This transaction subsequently closed on May 5, 2010. As part of the Prialt divestment, we disposed of patents, licences and intellectual property with a net book value of  $14.3 million (comprised of cost of  $88.2 million net of accumulated amortization of  $73.9 million). We also disposed of  $0.6 million of goodwill which was allocated to the Prialt business. For additional information relating to the net loss on Prialt divestment, please refer to Note 7. Other disposals during 2010 include the write-off of the fully amortized Maxipime and Azactam intangible assets as we ceased distribution of both products in 2010 (comprised of cost of  $258.4 million net of accumulated amortization of  $258.4 million).

In 2010, we also recorded an impairment charge of  $0.9 million in respect of computer software which will no longer be utilized.

In December 2009, we recorded an impairment charge of  $30.6 million relating to the Prialt intangible asset to reduce the carrying value of this intangible asset to  $14.6 million. We determined the recoverable amount of the Prialt intangible asset using the value-in-use approach based on the present value of expected cash flows using current revenue and cost projections and a pre-tax discount rate of 10%. Prialt was launched in the United States in 2005.

On September 17, 2009, Janssen AI, a newly formed subsidiary of Johnson & Johnson, completed the acquisition of substantially all of the assets and rights related to our AIP collaboration with Wyeth (which has been acquired by Pfizer). As part of this transaction, we disposed of patents, licenses and intellectual property related to AIP with a net book value of  $57.7 million. We also disposed of  $10.3 million of goodwill which was allocated to the AIP business. For additional information on this transaction, refer to Note 6.

The weighted-average remaining useful life for other intangible assets at December 31, 2010 was 8.4 years (2009: 8.5 years).

Amortization expense for the year ended December 31, 2010 amounted to  $28.4 million (2009:  $40.5 million; 2008:  $35.4 million) and is recorded as cost of sales, selling, general and administrative (SG&A) expenses and R&D expenses in the Consolidated Statements of Operations, as it relates to the respective functions.

As of December 31, 2010, our expected future amortization expense of current other intangible assets is as follows (in millions):

Year ending December 31, 2011	$16.5
2012	14.8
2013	14.2
2014	13.4
2015	12.5
2016 and thereafter	48.0

Total	$119.4

Other Assets	12 Months Ended
Dec. 31, 2010
Other Assets [Abstract]
Other Assets

20.	Other Assets

Non-current other assets at December 31 of each year consisted of the following (in millions):

	2010	2009

Deferred financing costs	$21.3	$23.5
Deferred consideration	10.2	—
Other	13.9	11.5

Total other assets	$45.4	$35.0

Accrued and Other Current Liabilities, and Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2010
Accrued and Other Current Liabilities, and Other Long-Term Liabilities [Abstract]
Accrued and Other Current Liabilities, and Other Long-Term Liabilities

21.	Accrued and Other Current Liabilities, and Other Long-Term Liabilities

Accrued and other current liabilities at December 31 consisted of the following (in millions):

	2010	2009

Litigation accruals	$207.0	$0.6
Accrued royalties payable	63.3	55.6
Payroll and related taxes	40.9	39.4
Accrued rebates	22.6	11.4
Sales and marketing accruals	22.0	16.7
Accrued interest	18.3	19.0
Clinical trial accruals	13.8	15.6
Restructuring accruals	12.9	4.1
Transition payment	9.0	—
Deferred rent	3.5	5.4
Deferred revenue	1.0	1.1
Other accruals	28.2	29.2

Total accrued and other current liabilities	$442.5	$198.1

The litigation accruals balance at December 31, 2010 includes a  $206.3 million settlement reserve relating to Zonegran. For further information on the Zonegran settlement, please refer to Notes 5 and 30. For further information on the Transition payment, please refer to Note 7.

Other long-term liabilities at December 31 consisted of the following (in millions):

	2010	2009

Unfunded pension liability	$19.9	$16.2
Deferred rent	18.8	20.7
Accrued income tax payable	11.1	9.6
Deferred revenue	0.7	0.9
Other	20.6	13.6

Total other long-term liabilities	$71.1	$61.0

The unfunded pension liability at December 31, 2010 and 2009 relates to two defined benefit pension plans. For additional information, refer to Note 25.

Severance, restructuring and other charges accrual

The following table provides a rollforward of the severance, restructuring and other charges accrual (in millions):

Balance at December 31, 2007	$10.6
Restructuring and other charges	22.6
Reversal of prior year accrual	(0.6)
Cash payments	(19.1)
Non-cash movements	(2.6)

Balance at December 31, 2008	$10.9
Restructuring and other charges	30.3
Reversal of prior year accrual	(0.6)
Cash payments	(34.8)
Non-cash movements	(1.7)

Balance at December 31, 2009	$4.1
Restructuring and other charges	19.4
Reversal of prior year accrual	(0.5)
Cash payments	(9.1)
Non-cash movements	(1.0)

Balance at December 31, 2010	$12.9

Long-Term Debt	12 Months Ended
Dec. 31, 2010
Long-Term Debt [Abstract]
Long-Term Debt

22.	Long-Term Debt

Long-term debt at December 31, 2010 consisted of the following (in millions):

		2010	Original	2010
		Principal	Issue	Carrying
	Original Maturity	Amount	Discount	Value

8.875% Notes	December 2013	$449.5	$—	$449.5
Floating Rate Notes due 2013	December 2013	10.5	—	10.5
8.75% Notes issued October 2009	October 2016	625.0	(7.0)	618.0
8.75% Notes issued August 2010	October 2016	200.0	(7.6)	192.4

Total debt		$1,285.0	$(14.6)	$1,270.4

Long-term debt at December 31, 2009 consisted of the following (in millions):

		2009	Original	2009
		Principal	Issue	Carrying
	Original Maturity	Amount	Discount	Value

Floating Rate Notes due 2011 (redeemed in 2010)	November 2011	$300.0	$—	$300.0
8.875% Notes	December 2013	465.0	—	465.0
Floating Rate Notes due 2013	December 2013	150.0	—	150.0
8.75% Notes issued October 2009	October 2016	625.0	(7.9)	617.1

Total debt		$1,540.0	$(7.9)	$1,532.1

8.875% Notes

In November 2006, we completed the offering and sale of  $465.0 million in aggregate principal amount of 8.875% Notes, issued by Elan Finance plc. Elan Corporation, plc and certain of our subsidiaries have guaranteed the 8.875% Notes. Under the terms of our debt covenants, we were required to apply some of the proceeds received from the September 17, 2009 transaction with Johnson & Johnson to make a pro-rata offer to repurchase a portion of our debt at par. Accordingly, on August 30, 2010, we issued an offer to purchase up to  $186.0 million in aggregate principal amount of Floating Rate Notes due 2013 and the 8.875% Notes in accordance with the terms of the indenture governing these notes, at a purchase price of 100% of the principal amount thereof, plus accrued and unpaid interest to the date of payment. The offer closed on September 30, 2010 and we received tenders in respect of  $15.5 million in principal amount of the 8.875% Notes and recorded a debt retirement charge of  $0.2 million. From December 1, 2010, we may redeem the remaining 8.875% Notes, in whole or in part, at an initial redemption price of 104.438% of their principal amount, which decreases to par over time, plus accrued and unpaid interest. Interest is paid in cash semi-annually. For additional information, refer to Note 33.

Floating Rate Notes due 2013

In November 2006, we also completed the offering and sale of  $150.0 million in aggregate principal amount of Floating Rate Notes due 2013, also issued by Elan Finance plc. The Floating Rate Notes due 2013 bear interest at a rate, adjusted quarterly, equal to the three-month London Interbank Offer Rate (LIBOR) plus 4.125%. Elan Corporation, plc and certain of our subsidiaries have guaranteed the Floating Rate Notes due 2013. As described above, we issued an offer to purchase up to  $186.0 million in aggregate principal amount of Floating Rate Notes due 2013 and the 8.875% Notes due 2013 in accordance with the terms of the indenture governing these notes. The offer closed on September 30, 2010 and we received tenders in respect of  $139.5 million in principal amount of the Floating Rate Notes due 2013 and recorded a debt retirement charge of  $1.4 million. From December 1, 2010, we may redeem the Floating Rate Notes due 2013, in whole or in part, at par, plus accrued and unpaid interest. Interest is paid in cash quarterly. For additional information, refer to Note 33.

8.75% Notes issued October 2009

In October 2009, we completed the offering and sale of  $625.0 million in aggregate principal amount of 8.75% Notes issued October 2009, issued by Elan Finance plc. Elan Corporation, plc and certain of our subsidiaries have guaranteed the 8.75% Notes issued October 2009. At any time prior to October 15, 2012, we may redeem the 8.75% Notes issued October 2009, in whole, but not in part, at a price equal to 100% of their principal amount, plus a make-whole premium and accrued and unpaid interest. We may redeem the 8.75% Notes issued October 2009, in whole or in part, beginning on October 15, 2012 at an initial redemption price of 108.75% of their principal amount, which decreases to par over time, plus accrued and unpaid interest. In addition, at any time after January 3, 2011 and on or prior to October 15, 2012, we may redeem up to 35% of the 8.75% Notes issued October 2009, using the proceeds of certain equity offerings at a redemption price of 108.75% of the principal, plus accrued and unpaid interest. Interest is paid in cash semi-annually. For additional information, refer to Note 33.

The outstanding  $625.0 million principal amount of the 8.75% Notes issued October 2009 at December 31, 2010 (2009:  $625.0 million) is recorded net of the unamortized original issue discount of  $7.0 million (2009:  $7.9 million).

8.75% Notes issued August 2010

In August 2010, we completed the offering and sale of  $200.0 million in aggregate principal amount of 8.75% senior notes due October 15, 2016 (8.75% Notes issued August 2010), issued by Elan Finance plc. Elan Corporation, plc and certain of our subsidiaries have guaranteed the 8.75% Notes issued August 2010. At any time prior to October 15, 2012, we may redeem the 8.75% Notes issued August 2010, in whole, but not in part, at a price equal to 100% of their principal amount, plus a make-whole premium and accrued and unpaid interest. We may redeem the 8.75% Notes issued August 2010, in whole or in part, beginning on October 15, 2012 at an initial redemption price of 108.75% of their principal amount, which decreases to par over time, plus accrued and unpaid interest. In addition, at any time after November 30, 2011 and on or prior to October 15, 2012, we may redeem up to 35% of the 8.75% Notes issued August 2010, using the proceeds of certain equity offerings at a redemption price of 108.75% of the principal, plus accrued and unpaid interest. Interest is paid in cash semi-annually. For additional information, refer to Note 33.

The outstanding  $200.0 million principal amount of the 8.75% Notes issued August 2010 at December 31, 2010 (2009:  $Nil) is recorded net of the unamortized original issue discount of  $7.6 million (2009:  $Nil).

Floating Rate Notes due 2011

In November 2004, we completed the offering and sale of  $300.0 million in aggregate principal amount of Floating Rate Notes due 2011, issued by Elan Finance plc. The Floating Rate Notes due 2011 bear interest at a rate, adjusted quarterly, equal to the three-month LIBOR plus 4.0%, except the first interest payment, which bore interest at a rate equal to the six-month LIBOR plus 4.0%. Elan Corporation, plc and certain of our subsidiaries guaranteed the Floating Rate Notes due 2011. During 2010, we redeemed the  $300.0 million in aggregate principal amount of the Floating Rate Notes due 2011 and recorded a net charge on debt retirement of  $1.4 million relating to a write-off of unamortized deferred financing costs.

Covenants

The agreements governing some of our outstanding long-term indebtedness contain various restrictive covenants that limit our financial and operating flexibility. The covenants do not require us to maintain or adhere to any specific financial ratios, however, they do restrict within certain limits our ability to, among other things:

•	Incur additional debt;

•	Create liens;

•	Enter into certain transactions with related parties;

•	Enter into certain types of investment transactions;

•	Engage in certain asset sales or sale and leaseback transactions;

•	Pay dividends or buy back our Ordinary Shares; and

•	Consolidate, merge with, or sell substantially all our assets to another entity.

The breach of any of these covenants may result in a default under the applicable agreement, which could result in the indebtedness under the agreement becoming immediately due and payable and may result in a default under our other indebtedness subject to cross acceleration provisions.

Share Capital	12 Months Ended
Dec. 31, 2010
Share Capital [Abstract]
Share Capital

23.	Share Capital

Share capital at December 31, 2010 and 2009 was as follows:

	No. of Ordinary Shares
Authorized Share Capital	2010	2009

Ordinary Shares (par value €0.05)	670,000,000	670,000,000
Executive Shares (par value €1.25) (the Executive Shares)	1,000	1,000
“B” Executive Shares (par value €0.05) (the “B” Executive Shares)	25,000	25,000

	At December 31, 2010		At December 31, 2009
Issued and Fully Paid Share Capital	Number	$000s	Number	$000s

Ordinary Shares	585,201,576	35,850	583,901,211	35,758
Executive Shares	1,000	2	1,000	2
“B” Executive Shares	21,375	2	21,375	2

The Executive Shares do not confer on the holders thereof the right to receive notice of, attend or vote at any of our meetings, or the right to be paid a dividend out of our profits, except for such dividends as the directors may from time to time determine.

The “B” Executive Shares confer on the holders thereof the same voting rights as the holders of Ordinary Shares. The “B” Executive Shares do not confer on the holders thereof the right to be paid a dividend out of our profits except for such dividends as the directors may from time to time determine.

Accumulated Other Comprehensive Income/(Loss)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Income/(Loss) [Abstract]
Accumulated Other Comprehensive Income/(Loss)

24.	Accumulated Other Comprehensive Income/(Loss)

The components of accumulated OCI, net of  $Nil taxes, were as follows (in millions):

	2010	2009

Net unrealized gains on investment securities	$1.5	$4.3
Currency translation adjustments	(11.2)	(11.1)
Unamortized net actuarial loss on pension plans	(32.8)	(28.7)
Unamortized prior service cost on pension plans	(0.6)	(0.6)

Accumulated other comprehensive loss	$(43.1)	$(36.1)

Pension and Other Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Pension and Other Employee Benefit Plans [Abstract]
Pension and Other Employee Benefit Plans

25.	Pension and Other Employee Benefit Plans

Pension

We fund the pensions of certain employees based in Ireland through two defined benefit plans. These plans were closed to new entrants from March 31, 2009 and a defined contribution plan was established for employees in Ireland hired after this date.

In general, on retirement, eligible employees in the staff scheme are entitled to a pension calculated at 1/60th (1/52nd for the executive scheme) of their final salary for each year of service, subject to a maximum of 40 years. These plans are managed externally and the related pension costs and liabilities are assessed in accordance with the advice of a qualified professional actuary. The investments of the plans at December 31, 2010 consisted of units held in independently administered funds.

The change in projected benefit obligation was (in millions):

	2010	2009

Projected benefit obligation at January 1	$87.5	$64.3
Service cost	3.2	3.1
Interest cost	4.2	3.7
Plan participants’ contributions	1.7	2.2
Actuarial loss	7.8	14.5
Benefits paid and other disbursements	(1.3)	(1.8)
Foreign currency exchange rate changes	(5.8)	1.5

Projected benefit obligation at December 31	$97.3	$87.5

The changes in plan assets at December 31 were (in millions):

	2010	2009

Fair value of plan assets at beginning of year	$71.3	$50.9
Actual gain on plan assets	7.4	15.4
Employer contribution	3.0	3.4
Plan participants’ contributions	1.7	2.2
Benefits paid and other disbursements	(1.4)	(1.8)
Foreign currency exchange rate changes	(4.6)	1.2

Fair value of plan assets at end of year	$77.4	$71.3

Unfunded status at end of year	$(19.9)	$(16.2)
Unamortized net actuarial loss in accumulated OCI	32.8	28.7
Unamortized prior service cost in accumulated OCI	0.6	0.6

Net amount recognized	$13.5	$13.1

Amounts recognized in the Consolidated Balance Sheet at December 31 (in millions):

	2010	2009

Unfunded status — non-current liability	$(19.9)	$(16.2)
Accumulated OCI	33.4	29.3

Net amount recognized	$13.5	$13.1

The net periodic pension cost was comprised of the following (in millions):

	2010	2009	2008

Service cost	$3.2	$3.1	$4.1
Interest cost	4.2	3.7	3.7
Expected return on plan assets	(4.9)	(3.5)	(5.3)
Amortization of net actuarial loss	1.2	1.3	0.1
Amortization of prior service cost	—	0.1	0.1

Net periodic pension cost	$3.7	$4.7	$2.7

The weighted-average assumptions used to determine net periodic pension cost and benefit obligation at December 31 were:

	2010	2009

Discount rate	4.7%	5.0%
Expected return on plan assets	6.2%	7.1%
Rate of compensation increase	3.5%	3.6%

The discount rate of 4.7% at December 31, 2010, was determined by reference to yields on high-quality fixed-income investments, having regard to the duration of the plans’ liabilities. The average duration of both defined benefit plans is greater than 20 years. Since no significant market exists for high-quality fixed income investments in Ireland and, following the crisis in the credit markets, the number of AA-rated corporate bonds with long durations is limited, the assumed discount rate of 4.7% per annum at December 31, 2010, was determined based on a yield curve derived by reference to government bonds with an added corporate bond spread derived from the Merrill Lynch 10+ AA corporate bond index.

In Ireland, post-retirement mortality rates are calculated using 62% of the mortality rates of the PNML00 mortality tables for males and 70% of the mortality rates of the PNFL00 mortality tables for females. To make an allowance for expected future increases in average life expectancy, plan benefit obligations for each plan member are increased by 0.39% per annum to retirement age. This approach to post-retirement mortality is used in the standard transfer value basis set out in Actuarial Standard of Practice ASP Pen-2, issued by the Society of Actuaries in Ireland.

The average life expectancy in years of a current pensioner retiring at the age of 65:

	2010	2009

Females	23.3	23.2
Males	21.6	21.5

The average life expectancy in years of a pensioner retiring at the age of 65 in 10 years:

	2010	2009

Females	24.3	24.1
Males	22.5	22.4

The average life expectancy in years of a pensioner retiring at the age of 65 in 20 years:

	2010	2009

Females	25.2	25.1
Males	23.4	23.2

At December 31, 2010, the impact of certain changes in the principal assumptions on the projected benefit obligation, service cost and net periodic pension cost is as follows (in millions):

	Increase/(Decrease)	Increase/(Decrease)	Increase/(Decrease)
	in Projected Benefit	in Service	in Net Periodic
	Obligation	Cost	Pension Cost

Increase of 0.25% in discount rate	$(6.8)	$(0.3)	$(0.8)
Decrease of 0.25% in discount rate	7.4	0.4	0.8
Increase of 0.25% in salary and inflation rates	7.0	0.4	1.0
Decrease of 0.25% in salary and inflation rates	(6.5)	(0.4)	(1.0)
Increase of one year in life expectancy	2.6	0.1	0.3
Decrease of one year in life expectancy	(2.6)	(0.1)	(0.3)
Increase of 0.25% in pension increase assumption	2.4	0.1	0.3
Decrease of 0.25% in pension increase assumption	(2.4)	(0.1)	(0.3)

The weighted-average asset allocations at December 31 of each year by asset category were:

	2010	2009

Equities	60.2%	71.9%
Bonds	20.7%	17.9%
Property	0.9%	1.1%
Absolute return fund	18.2%	9.1%

Total	100.0%	100.0%

The investment mix of the pension plans’ assets is biased towards equities, with a diversified domestic and international portfolio of shares listed and traded on recognized exchanges.

The long-term asset allocation ranges of the trusts are as follows:

Equities	60%-80%
Bonds	10%-40%
Property	0%-10%
Other	0%-10%

A portion of the assets are allocated to low-risk investments, which are expected to move in a manner consistent with that of the liabilities. The balances of the assets are allocated to performance-seeking investments designed to provide returns in excess of the growth in liabilities over the long term. The key risks relating to the plan assets are as follows:

•	Interest rate risk — the risk that changes in interest rates result in a change in value of the liabilities not reflected in the changes in the asset values. This risk is managed by allocating a portion of the trusts’ assets to assets that are expected to behave in a manner similar to the liabilities.

•	Inflation risk — the risk that the inflation-linked liabilities of salary growth and pension increases increase at a faster rate than the assets held. This risk is managed by allocating a portion of the plans’ to investments with returns that are expected to exceed inflation.

•	Market risk — the risk that the return from assets is not sufficient to meet liabilities. This risk is managed by monitoring the performance of the assets and requesting regular valuations of the liabilities. A professionally qualified actuary performs regular valuations of the plans and the progress of the assets is examined against the plans’ funding target. Further, the assets of the plans are invested in a range of asset classes in order to limit exposure to any particular asset class or security.

•	Manager risk — the risk that the chosen manager does not meet its investment objectives, or deviates from its intended risk profile. This risk is managed by regularly monitoring the managers responsible for the investment of the assets relative to the agreed objectives and risk profile.

•	Cash flow risk — the risk that the cash flow needs of the plan requires a disinvestment of assets at an inopportune time. As part of the asset allocation strategy, the proportion of assets held by the plans in liability matching assets will explicitly consider the cash flows expected to arise in the near term.

As of December 31, 2010, the expected long-term rate of return on assets of 6.2% (2009: 7.1%) was calculated based on the assumptions of the following returns for each asset class:

	2010	2009

Equities	7.3%	8.0%
Property	6.3%	7.0%
Bonds	3.8%	4.3%
Cash	2.1%	2.3%
Absolute return fund	5.5%	5.6%

As of December 31, 2010, the assumed return on equities has been derived as the assumed return on bonds plus an assumed equity risk premium of 3.5% (2009: 3.8%).

As of December 31, 2010, the expected return on property has been chosen by allowing for a property risk premium of 2.5% (2009: 2.8%) above the expected return on bonds.

The expected government bond returns are set equal to the yield on the government bonds of appropriate duration as at the date of measurement.

The investment in an absolute return fund aims to provide an absolute return with a lower volatility than the target returns.

The following table sets forth the fair value of our pension plan assets, as of December 31, 2010 (in millions):

	Quoted Prices	Other
	in Active	Observable	Unobservable
	Markets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Equities	$46.6	$—	$—	$46.6
Bonds	16.0	—	—	16.0
Property	—	—	0.7	0.7
Absolute return fund	14.1	—	—	14.1

Total	$76.7	$—	$0.7	$77.4

The following table sets forth a summary of the changes in the fair value of our Level 3 pension plan assets, which were measured at fair value on a recurring basis for the year ended December 31, 2010 (in millions).

Total

Beginning balance at January 1, 2010	$0.8
Unrealized loss on property assets	(0.1)

Ending balance at December 31, 2010	$0.7

All properties in the fund are valued by independent valuers in accordance with the Royal Institute of Chartered Surveyors Valuation Standards by forecasting the returns of the market at regular intervals. These forecasts have regard to the output from a proprietary quantitative model, the inputs to which include gross national product growth, interest rates and inflation.

The total accumulated benefit obligation for the defined benefit pension plans was  $82.2 million at December 31, 2010 (2009:  $78.3 million).

At December 31, 2010, the estimated future benefit payments to be paid in respect of the plans for the period of 2011-2015 are approximately  $0.9 million. The estimated future benefit payments to be paid in the period of 2016-2020 are approximately  $3.5 million. We expect to contribute approximately  $2.3 million to our defined benefit plans in 2011.

The expected benefits to be paid are based on the same assumptions used to measure our benefit obligation at December 31, 2010, including the expected future employee service.

During 2011, we expect to recognize  $1.4 million of the unamortized net actuarial loss and  $0.1 million of the unamortized prior service cost that is included in accumulated OCI at December 31, 2010.

Defined Contribution Retirement Plans

We operate a number of defined contribution retirement plans. The costs of these plans are charged to the Consolidated Statement of Operations in the period they are incurred. For 2010, total expense related to the defined contribution plans was  $4.5 million (2009:  $5.0 million; 2008:  $4.1 million).

Employee Savings and Retirement Plan 401(k)

We maintain a 401(k) retirement savings plan for our employees based in the United States. Participants in the 401(k) plan may contribute up to 80% of their annual compensation (prior to January 1, 2010, participants could contribute up to 100% of their annual compensation), limited by the maximum amount allowed by the IRC. We match 3% of each participating employee’s annual compensation on a quarterly basis and may contribute additional discretionary matching up to another 3% of the employee’s annual qualified compensation. Our matching contributions are vested immediately. For 2010, we recorded  $4.0 million (2009:  $4.7 million; 2008:  $3.9 million) of expense in connection with the matching contributions under the 401(k) plan.

Irish Defined Contribution Plan

We operate a defined contribution plan for employees based in Ireland who joined the Company on or after April 1, 2009. Under the plan, we will match up to 15% of each participating employee’s annual eligible income on a monthly basis. For 2010, we recorded  $0.5 million (2009:  $0.1 million; 2008:  $Nil) of expense in connection with the matching contributions under the Irish defined contribution plans.

Share-based Compensation	12 Months Ended
Dec. 31, 2010
Share-based Compensation [Abstract]
Share-based Compensation

26.	Share-based Compensation

We grant equity awards from the Long Term Incentive Plan (2006 LTIP), which provides for the issuance of stock options, RSUs and other equity awards. Our equity award program is a long-term retention program that is intended to attract, retain and motivate employees, directors and consultants of Elan and our affiliates, and to align the interests of these parties with those of shareholders. We consider our equity award program critical to our operation and productivity. Equity awards are settled through the issuance of new shares.

In May 2008, our shareholders approved an amendment to the 2006 LTIP that provides for an additional 18,000,000 shares to be made available for issuance under the 2006 LTIP. As of December 31, 2010, there were 11,662,210 shares available for issuance under the 2006 LTIP (2009: 15,766,838 shares).

Stock Options

Stock options are granted at the price equal to the market value at the date of grant and will expire on a date not later than 10 years after their grant. Options generally vest between one and four years from the grant date.

The following table summarizes the number of options outstanding as of December 31 (in thousands):

	2010	2009

1996 Plan	4,231	4,564
1998 Plan	472	511
1999 Plan	4,073	5,414
2006 LTIP	9,432	7,732

Total	18,208	18,221

We had also granted stock options as part of past acquisition transactions. As of December 31, 2010, all of the remaining options outstanding in relation to the Dura acquisition had expired (2009: 6,169 options outstanding).

The total employee and non-employee stock options outstanding, vested and expected to vest, and exercisable are summarized as follows:

			Weighted Average	Aggregate
			Remaining	Intrinsic
	No. of Options	WAEP(1)	Contractual Life	Value
	(In thousands)		(In years)	(In millions)

Outstanding at December 31, 2008	19,236	$18.00
Exercised	(225)	4.16
Granted	2,693	7.57
Forfeited	(872)	15.75
Expired	(2,605)	26.18

Outstanding at December 31, 2009	18,227	$15.57
Exercised	(163)	2.54
Granted	2,422	6.74
Forfeited	(440)	9.28
Expired	(1,838)	30.71

Outstanding at December 31, 2010	18,208	$13.14	5.6	$4.5

Vested and expected to vest at December 31, 2010	17,712	$13.27	5.5	$4.5

Exercisable at December 31, 2010	12,556	$14.74	4.3	$4.3

(1)	Weighted-average exercise price

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between our closing stock price on the last trading day of 2010 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2010. This amount changes based on the fair market value of our stock. The total intrinsic value of options exercised in 2010 was  $0.7 million (2009:  $1.6 million; 2008:  $53.1 million). The total fair value expensed over the vesting terms of options that became fully vested in 2010 was  $13.4 million (2009:  $20.0 million; 2008:  $28.7 million).

At December 31, 2010, the range of exercise prices and weighted-average remaining contractual life of outstanding and exercisable options were as follows:

	Options Outstanding			Options Exercisable
		Weighted-			Weighted-
		Average			Average
	Options	Remaining		Options	Remaining
	Outstanding	Contractual Life	WAEP	Outstanding	Contractual Life	WAEP
	(In thousands)	(In years)		(In thousands)	(In years)

$1.93- $10.00	9,038	6.1	$6.29	4,541	3.6	$5.43
$10.01- $25.00	6,843	5.2	14.72	6,137	5.0	14.75
$25.01- $40.00	1,583	6.1	26.21	1,134	5.7	26.15
$40.01- $58.60	744	0.4	54.00	744	0.4	54.00

$1.93- $58.60	18,208	5.6	$13.14	12,556	4.3	$14.74

Equity-settled share-based payments made to employees have been recognized in the financial statements based on the fair value of the awards measured at the date of grant. We use the graded-vesting attribution method for recognizing share-based compensation expense over the requisite service period for each separately vesting tranche of award as though the awards were, in substance, multiple awards.

Equity-settled share-based payments made to non-employees have been recognized in the financial statements based on the fair value of the awards on the vest date; which is the date at which the commitment for performance by the non-employees to earn the awards is reached and also the date at which the non-employees’ performance is complete.

The fair value of stock options is calculated using a binomial option-pricing model and the fair value of options issued under EEPPs is calculated using the Black-Scholes option-pricing model, taking into account the relevant terms and conditions. The binomial option-pricing model is used to estimate the fair value of our stock options because it better reflects the possibility of exercise before the end of the options’ life. The binomial option-pricing model also integrates possible variations in model inputs, such as risk-free interest rates and other inputs, which may change over the life of the options. Options issued under our EEPPs have relatively short contractual lives, or must be exercised within a short period of time after the vesting date, and the input factors identified above do not apply. Therefore, the Black-Scholes option-pricing model produces a fair value that is substantially the same as a more complex binomial option-pricing model for our EEPPs. The amount recognized as an expense is adjusted each period to reflect actual and estimated future levels of vesting.

We use the implied volatility for traded options on our stock with remaining maturities of at least one year to determine the expected volatility assumption required in the binomial model. The risk-free interest rate assumption is based upon observed interest rates appropriate for the term of our stock option awards. The dividend yield assumption is based on the history and expectation of dividend payouts.

As share-based compensation expense recognized in the Consolidated Statement of Operations is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from estimates. Forfeitures were estimated based on historical experience and our estimate of future turnover.

The estimated weighted-average grant date fair values of the individual options granted during the years ended December 31, 2010, 2009 and 2008 were  $3.73,  $5.27 and  $11.25, respectively. The fair value of options granted during these years was estimated using the binomial option-pricing model with the following weighted-average assumptions:

	2010	2009	2008

Risk-free interest rate	2.04%	1.55%	2.88%
Expected volatility	65.4%	92.0%	76.7%
Expected dividend yield	—	—	—
Expected life(1)	—	—	—

(1)	The expected lives of options granted in 2010, as derived from the output of the binomial model, ranged from 4.8 years to 7.5 years (2009: 4.5 years to 7.3 years; 2008: 4.4 years to 7.3 years). The contractual life of the options, which is not later than 10 years from the date of grant, is used as an input into the binomial model.

Restricted Stock Units

RSUs generally vest between one and three years from the grant date, and shares are issued to RSU holders as soon as practicable following vesting. The fair value of services received in return for the RSUs is measured by reference to the fair value of the underlying shares at grant date, for directors and employees, and as services are rendered for non-employees. The total fair value expensed over the vesting terms of RSUs that became fully vested in 2010 was  $10.8 million (2009:  $15.6 million; 2008:  $12.5 million).

The non-vested RSUs are summarized as follows (in thousands, except fair value amounts):

		Weighted-Average
		Grant Date Fair
	No. of RSUs	Value

Non-vested at December 31, 2008	2,901	$19.94
Granted	1,724	7.75
Vested	(1,033)	18.49
Forfeited	(572)	16.86

Non-vested at December 31, 2009	3,020	$14.06
Granted	2,957	6.87
Vested	(781)	17.81
Forfeited	(554)	9.65

Non-vested at December 31, 2010	4,642	$9.38

Employee Equity Purchase Plans

We operate an EEPP for eligible employees based in the United States (the U.S. Purchase Plan). The U.S. Purchase Plan is a qualified plan under Sections 421 and 423 of the IRC and allows eligible employees to purchase common stock at 85% of the lower of the fair market value at the beginning of the offering period or the fair market value on the last trading day of the offering period. Purchases are limited to  $25,000 (fair market value) per calendar year; 2,000 shares per six-month offering period (changed from 1,000 shares per three-month offering period, beginning January 1, 2010); and subject to certain IRC restrictions.

The Irish Sharesave Option Scheme 2004 and U.K. Sharesave Option Plan 2004 (the Sharesave Plans) were for eligible employees based in Ireland and the United Kingdom, respectively. The Sharesave Plans allowed eligible employees to purchase Ordinary Shares at no lower than 85% of the fair market value at the start of a 36-month saving period. No options are currently outstanding under the Sharesave Plans.

In total, 3,000,000 shares have been made available for issuance under the Sharesave Plans and the U.S. Purchase Plan combined. In 2010, 470,412 shares (2009: 528,411 shares) were issued under the U.S. Purchase Plan and no shares were issued under the Sharesave Plans (2009: Nil). As of December 31, 2010, 381,392 shares (2009: 851,804 shares) were available for future issuance under the EEPPs.

The options issued under the Sharesave Plans were granted in 2005 and the estimated fair values of the options were expensed over the 36-month saving period from the grant date. The fair value per option granted under the Sharesave Plans in 2005 was  $11.68. The weighted-average fair value of options granted under the U.S. Purchase Plan during the 12 months ended December 31, 2010 was  $1.84 (2009:  $2.07; 2008:  $6.40). The estimated fair values of these options were charged to expense over the respective six-month offering periods. The estimated fair values of options granted under the U.S. Purchase Plan in the years ended December 31, were calculated using the following inputs into the Black-Scholes option-pricing model:

	2010	2009	2008

Weighted-average share price	$5.61	$6.57	$21.56
Weighted-average exercise price	$4.77	$5.58	$18.33
Expected volatility(1)	63.9%	84.6%	74.0%
Expected life	6 months	3 months	3 months
Expected dividend yield	—	—	—
Risk-free interest rate	0.21%	0.15%	1.46%

(1)	The expected volatility was determined based on the implied volatility of traded options on our stock.

Share-based Compensation Expense

As part of the transaction on September 17, 2009, under which Janssen AI acquired substantially all of our assets and rights related to the AIP and we received a 49.9% equity interest in Janssen AI, a number of Elan employees transferred employment to Janssen AI. The outstanding equity awards held by the transferred employees as of September 17, 2009, were modified such that the transfer would not trigger the termination provisions of the awards. The impact of the modification for all applicable outstanding awards amounted to a net credit of  $1.2 million, which was included in the net gain on the divestment of business in the 2009 Consolidated Statement of Operations. The net credit was primarily due to the change in status of the award holders from employees to non-employees and the resulting change in measurement date.

In addition, as part of the transaction described above, we continue to grant annual equity and equity-based compensation awards under the 2006 LTIP (and any successor or replacement or additional plan) to each transferred employee. Beginning in 2010, these awards are granted at the same time as such awards are granted to Elan employees; on terms and conditions, including vesting, that are no less favorable than those granted to similarly situated Elan employees; and with a grant date fair value that is equal to similarly situated Elan employees who received the same performance rating from Elan as the transferred employees received from Janssen AI. The total amount of expense in 2010 relating to equity-settled share-based awards held by former Elan employees that transferred to Janssen AI was  $0.4 million (2009: less than  $0.1 million). This expense has been recognized in the R&D expense line item in the Consolidated Statement of Operations.

The total net expense of  $31.5 million relating to equity-settled share-based compensation has been recognized in the following line items in the Consolidated Statement of Operations (in millions):

	2010	2009	2008

Cost of sales	$1.6	$2.2	$2.3
Selling, general and administrative expenses	17.4	17.0	25.0
Research and development expenses	11.5	11.8	18.7
Other net charges	1.0	1.7	1.2
Net gain on divestment of business	—	(1.2)	—

Total	$31.5	$31.5	$47.2	(1)

(1)	Excludes $1.0 million of share-based compensation capitalized to property, plant and equipment.

Share-based compensation (including share-based compensation capitalized to property, plant and equipment of  $Nil in 2010 (2009:  $Nil; 2008:  $1.0 million) arose under the following awards (in millions):

	2010	2009	2008

Stock options	$13.4	$16.8	$22.3
RSUs	17.2	13.6	23.9
Employee equity purchase plans	0.9	1.1	2.0

Total	$31.5	$31.5	$48.2

The total equity-settled share-based compensation expense related to unvested awards not yet recognized, adjusted for estimated forfeitures, is  $15.7 million at December 31, 2010. This expense is expected to be recognized over a weighted-average of 1.0 years.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements

27.	Fair Value Measurements

Assets Measured at Fair Value on a Recurring Basis

As of December 31, 2010, we did not hold any financial liabilities that are recognized at fair value in the financial statements on a recurring or non-recurring basis. The following table sets forth the fair value of our financial assets measured at fair value on a recurring basis, as of December 31, of each year (in millions):

	Quoted Prices	Other
	in Active	Observable	Unobservable
	Markets	Inputs	Inputs
2010	(Level 1)	(Level 2)	(Level 3)	Total

Cash and cash equivalents	$422.5	$—	$—	$422.5
Restricted cash and cash equivalents — current	208.2	—	—	208.2
Restricted cash and cash equivalents— non-current	14.9	—	—	14.9
Available-for-sale equity securities — current	2.0	—	—	2.0
Available-for-sale debt securities — non-current	—	—	0.2	0.2

Total	$647.6	$—	$0.2	$647.8

	Quoted Prices	Other
	in Active	Observable	Unobservable
	Markets	Inputs	Inputs
2009	(Level 1)	(Level 2)	(Level 3)	Total

Cash and cash equivalents	$836.5	$—	$—	$836.5
Restricted cash — current	16.8	—	—	16.8
Restricted cash — non-current	14.9	—	—	14.9
Available-for-sale equity securities — current	6.7	—	—	6.7
Available-for-sale debt securities — non-current	—	—	0.4	0.4
Derivatives	—	—	0.4	0.4

Total	$874.9	$—	$0.8	$875.7

As of December 31, 2010, the fair value of our Level 1 assets was  $647.6 million (2009:  $874.9 million), primarily consisting of bank deposits, holdings in U.S. Treasuries funds, restricted cash, and marketable equity securities in emerging pharmaceutical and biotechnology companies. Included in this amount were unrealized gains of  $1.6 million (2009:  $4.2 million) related to marketable equity securities.

The following table sets forth a summary of the changes in the fair value of our Level 3 financial assets, which were measured at fair value on a recurring basis, as of December 31, of each year (in millions):

	Auction Rate
2010	Securities	Warrants	Total

Beginning balance at January 1, 2010	$0.4	$0.4	$0.8
Realized gains included in net investment gains	—	1.2	1.2
Unrealized losses included in other comprehensive income	(0.2)	—	(0.2)
Redemptions	—	(1.6)	(1.6)

Ending balance at December 31, 2010	$0.2	$—	$0.2

		Auction Rate
2009	Fund	Securities	Warrants	Total

Beginning balance at January 1, 2009	$27.7	$0.4	$0.1	$28.2
Realized gains included in net investment gains	1.2	—	0.3	1.5
Redemptions	(28.9)	—	—	(28.9)

Ending balance at December 31, 2009	$—	$0.4	$0.4	$0.8

As of December 31, 2010, we held  $0.2 million (2009:  $0.8 million) of investments, which were measured using unobservable (Level 3) inputs which consisted entirely of investments in ARS.

The ARS were valued by a third-party valuation firm, which primarily used a discounted cash flow model (expected cash flows of the ARS were discounted using a yield that incorporates compensation for illiquidity) in combination with a market comparables method, where the ARS were valued based on indications (from the secondary market) of what discounts buyers demand when purchasing similar collateral debt obligations. The secondary market indications were given less weight in this approach due to the lack of data on trades in securities that are substantially similar to the ARS. At December 31, 2009, we also held freestanding warrants classified as Level 3 assets, which were valued at  $0.4 million as of December 31, 2009. These warrants were disposed of during 2010.

Assets Measured at Fair Value on a Non-recurring Basis

We measure certain assets, including equity investments in privately held companies, at fair value on a nonrecurring basis. These assets are recognized at fair value when they are deemed to be other-than-temporarily impaired. We did not recognize any impairment charges relating to these assets during 2010 (2009:  $Nil).

Debt Instruments

The principal amounts and fair values (based on unadjusted quoted prices) of our debt instruments as of December 31 were as follows (in millions):

	2010		2009
	Principal	Fair	Principal	Fair
	Amount	Value	Amount	Value

8.875% Notes	$449.5	$458.5	$465.0	$460.9
Floating Rate Notes due 2013	10.5	10.5	150.0	127.3
8.75% Notes issued October 2009	625.0	624.2	625.0	594.5
8.75% Notes issued August 2010	200.0	193.4	—	—
Floating Rate Notes due 2011	—	—	300.0	281.6

Total debt instruments	$1,285.0	$1,286.6	$1,540.0	$1,464.3

Refer to Note 22 for further information on our debt.

Leases	12 Months Ended
Dec. 31, 2010
Leases [Abstract]
Leases

28.	Leases

Operating Leases

We lease certain of our facilities under non-cancelable operating lease agreements that expire at various dates through 2025. The major components of our operating leases that were in effect at December 31, 2010 are as described below.

In August 1998, we entered into an agreement for the lease of four buildings located in South San Francisco, California. These buildings are utilized for R&D, administration and other corporate functions. The leases expire between December 2012 and December 2014. Thereafter, we have an option to renew for two additional five-year periods.

In June 2007, we entered into a lease agreement for a building in South San Francisco, California. The lease term for this building commenced in March 2009, and the building is utilized for R&D, sales and administrative functions. The lease term is 15 years, with an option to renew for one additional five-year period.

In December 2007, we entered into a lease agreement for a building in South San Francisco, California. The lease term commenced in January 2010, and the building is utilized for R&D, sales and administrative functions. The lease term is 15 years, with an option to renew for one additional five-year period.

In September 2004, we entered into a lease agreement for our corporate headquarters located in the Treasury Building, Dublin, Ireland. This lease expires in July 2014, with an option to renew for two additional 10-year periods. In April 2008, we entered into another lease agreement for additional space at the Treasury Building. This lease expires in July 2014, with an option to renew for two additional 10-year periods.

We closed the New York office in March 2009. The lease period expires in February 2015. The future rental commitments relating to this lease are included in the table below.

In July 2009, we extended the lease agreements for our R&D facility located in King of Prussia, Pennsylvania. The leases expire between April 2019 and May 2020.

In September 2009, we entered into a subleasing agreement with Janssen AI for laboratory and office space in South San Francisco which was no longer being utilized by our R&D, sales and administrative functions. In June 2010, we entered into another sublease agreement with Janssen AI, for additional space in South San Francisco. The lease period expires between December 2011 and February 2012, with an option to extend to December 2014.

In January 2010, we entered into a subleasing agreement with Janssen AI for office space at the Treasury Building, Dublin, Ireland. The lease period will expire in April 2012. Thereafter, we have an option to extend the lease until June 2014.

In November 2010, we entered into a lease agreement for another building in South San Francisco, California. The building is being utilized by our Neotope R&D function. The lease term is 10 years.

In addition, we also have various operating leases for equipment and vehicles, with lease terms that range from three to five years.

We recorded expense under operating leases of  $27.9 million in 2010 (2009:  $23.8 million; 2008:  $19.4 million). We recorded income under our operating subleasing agreement of  $2.3 million in 2010 (2009:  $0.6 million; 2008:  $Nil).

As of December 31, 2010, our future minimum rental commitments for operating leases with non-cancelable terms in excess of one year are as follows (in millions):

Due in:
2011	$32.6
2012	32.5
2013	21.9
2014	20.8
2015	14.5
2016 and thereafter	127.3

Total	$249.6	(1)

(1)	The future minimum rental commitments include the commitments in respect of lease contracts where the future lease commitments exceeds the future expected economic benefit that we expect to derive from the leased asset which has resulted in the recognition of an onerous lease accrual.

Capital Leases

The net book value of assets acquired under capital leases at December 31, 2010 amounted to  $1.5 million (2009:  $2.9 million), which includes  $71.8 million of accumulated depreciation (2009:  $70.4 million). Depreciation expense related to assets under capital leases for 2010 amounted to  $1.4 million (2009:  $2.1 million; 2008:  $2.3 million).

In prior years, we disposed of plant and equipment and subsequently leased them back and also entered into an arrangement with a third-party bank, the substance of which allows us a legal right to require a net settlement of our obligations under the leases. The cash and borrowings relating to the previous sale and leaseback transactions have been offset in the Consolidated Financial Statements in the amount of  $31.2 million at December 31, 2010 (2009:  $40.0 million).

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies

29.	Commitments and Contingencies

As of December 31, 2010, the directors had authorized capital commitments for the purchase of property, plant and equipment of  $8.0 million (2009:  $6.2 million).

At December 31, 2010, we had commitments to invest  $3.4 million (2009:  $4.6 million) in healthcare managed funds.

For information on lease commitments, refer to Note 28. For litigation and administrative proceedings related to contingencies, refer to Note 30. For information on commitments in relation to our collaboration agreements, where applicable, refer to Note 32.

Litigation	12 Months Ended
Dec. 31, 2010
Litigation [Abstract]
Litigation

30.	Litigation

We are involved in legal and administrative proceedings that could have a material adverse effect on us.

Zonegran matter

Over the past few years, a significant number of pharmaceutical and biotechnology companies have been the target of inquiries and investigations by various U.S. federal and state regulatory, investigative, prosecutorial and administrative entities, including the Department of Justice and various U.S. Attorney’s Offices, the Office of Inspector General of the Department of Health and Human Services, the FDA, the Federal Trade Commission (FTC) and various state Attorneys General offices. These investigations have alleged violations of various federal and state laws and regulations, including claims asserting antitrust violations, violations of the U.S. Federal Food, Drug & Cosmetic Act (FD&C Act), the False Claims Act, the Prescription Drug Marketing Act, anti-kickback laws, and other alleged violations in connection with off-label promotion of products, pricing and Medicare and/or Medicaid reimbursement.

In light of the broad scope and complexity of these laws and regulations, the high degree of prosecutorial resources and attention being devoted to the sales practices of pharmaceutical companies by law enforcement authorities, and the risk of potential exclusion from federal government reimbursement programs, many companies determined that they should enter into settlement agreements in these matters, particularly those brought by federal authorities.

Settlements of these investigations have commonly resulted in the payment of very substantial fines to the government for alleged civil and criminal violations, the entry of a Corporate Integrity Agreement with the federal government, and admissions of guilt with respect to various healthcare program-related offences. Some pharmaceutical companies have been excluded from participating in federal healthcare programs such as Medicare and Medicaid.

In January 2006, we received a subpoena from the U.S. Department of Justice and the Department of Health and Human Services, Office of Inspector General, asking for documents and materials primarily related to our marketing practices for Zonegran, an antiepileptic prescription medicine that we divested to Eisai Inc. in April 2004.

On July 15, 2010, we announced that we reached an agreement-in-principle with respect to the U.S. Department of Justice’s investigation of our marketing practices with respect to Zonegran. In December 2010, we finalized the agreement-in-principle with the U.S. Attorney’s Office for the District of Massachusetts to resolve all aspects of the U.S. Department of Justice’s investigation of sales and marketing practices for Zonegran. In addition, we agreed to plead guilty to a misdemeanour violation of the FD&C Act and entered into a Corporate Integrity Agreement with the Office of Inspector General of the Department of Health and Human Services to promote our compliance with the requirements of U.S. federal healthcare programs and the FDA. If we materially fail to comply with the requirements of U.S. federal healthcare programs or the FDA, or otherwise materially breach the terms of the Corporate Integrity Agreement, such as by a material breach of the compliance program or reporting obligations of the Corporate Integrity Agreement, severe sanctions could be imposed upon us.

Consistent with the terms of the agreement-in-principle announced in July 2010, we will pay  $203.5 million pursuant to the terms of a global settlement resolving all U.S. federal and related state Medicaid claims and  $203.7 million is held in an escrow account at December 31, 2010 to cover the settlement amount. During 2010, we recorded a  $206.3 million charge for the settlement, interest and related costs.

This resolution of the Zonegran investigation could give rise to other investigations or litigation by state government entities or private parties.

Patent matter

In June 2008, a jury ruled in the U.S. District Court for the District of Delaware that Abraxis BioSciences, Inc. (Abraxis, since acquired by Celgene Corporation) had infringed a patent owned by us in relation to the application of NanoCrystal® technology to Abraxane®. The judge awarded us  $55 million, applying a royalty rate of 6% to sales of Abraxane from January 1, 2005 through June 13, 2008 (the date of the verdict). This award and damages associated with the continuing sales of the Abraxane product were subject to interest.

In February 2011, we entered into an agreement with Abraxis to settle this litigation. As part of the settlement agreement with Abraxis, we will receive  $78.0 million in full and final settlement, which will be recognized on receipt. No continuing royalties will be received by us in respect of Abraxane.

Securities matters

In March 2005, we received a letter from the U.S. Securities and Exchange Commission (SEC) stating that the SEC’s Division of Enforcement was conducting an informal inquiry into actions and securities trading relating to Tysabri events. The SEC’s inquiry primarily relates to events surrounding the February 28, 2005 announcement of the decision to voluntarily suspend the marketing and clinical dosing of Tysabri. We have provided materials to the SEC in connection with the inquiry but have not received any additional requests for information or interviews relating to the inquiry.

The SEC notified us in January 2009 that the SEC was conducting an informal inquiry primarily relating to the July 31, 2008 announcement concerning the initial two Tysabri-related progressive multifocal leukoencephalopathy (PML) cases that occurred subsequent to the resumption of marketing Tysabri in 2006. We have provided the SEC with materials in connection with the inquiry.

On September 24, 2009, we received a subpoena from the SEC’s New York Regional Office requesting records relating to an investigation captioned In the Matter of Elan Corporation, plc. The subpoena requests records and information relating to the July 31, 2008 announcement of the two Tysabri-related PML cases as well as records and information relating to the July 29, 2008 announcement at the International Conference of Alzheimer’s Disease concerning the Phase 2 trial data for bapineuzumab. We have provided the SEC with materials in connection with the investigation.

We and some of our officers and directors have been named as defendants in five putative class action lawsuits filed in the U.S. District Court for the Southern District of New York in 2008. The cases have been consolidated as In Re: Elan Corporation Securities Litigation. The plaintiffs’ Consolidated Amended Complaint was filed on August 17, 2009, and alleges claims under the U.S. federal securities laws and seeks damages on behalf of all purchasers of our stock during periods ranging between May 21, 2007 and October 21, 2008. The complaints allege that we issued false and misleading public statements concerning the safety and efficacy of bapineuzumab. We have filed a Motion to Dismiss the Consolidated Amended Complaint. On July 23, 2010, a securities case was filed in the U.S. District Court for the Southern District of New York. This case has been accepted by the court as a “related case” to the existing 2008 matter. The 2010 case purports to be filed on behalf of all purchasers of Elan call options during the period from June 17, 2008 to July 29, 2008.

We and some of our officers and directors have been named as defendants in a securities case filed June 24, 2010 in the U.S. District Court in the Northern District of California. The complaint alleges that during the June/July 2008 timeframe we disseminated materially false and misleading statements/omissions related to Tysabri and bapineuzumab. Plaintiffs allege that they lost collectively approximately  $4.5 million. Our Motion to Dismiss this case was granted on February 9, 2011. Plaintiffs have 30 days from February 9, 2011 to amend their complaint.

We and some of our officers have been named as defendants in a putative class action lawsuit filed in the U.S. District Court for the Southern District of New York on February 23, 2011. The plaintiffs’ complaint alleges claims under U.S. federal securities laws and seeks damages on behalf of all purchasers of our stock during the period between July 2, 2009 and August 5, 2009. The complaint alleges that we issued false and misleading public statements concerning the Johnson & Johnson Transaction. We plan to vigorously defend ourselves in this litigation.

Antitrust matters

In 2002 and 2003, 10 actions were filed in the U.S. District Courts (seven in the District of Columbia and three in the Southern District of New York) claiming that we (and others) violated federal and state antitrust laws based on licensing and manufacturing arrangements between Elan, Teva Pharmaceuticals Inc. and Biovail Corporation (Biovail) relating to nifedipine. The complaints sought various forms of remedy, including damages and injunctive relief. The actions were brought by putative classes of direct purchasers, individual direct purchasers, and putative classes of indirect purchasers. On May 29, 2003, the Judicial Panel for Multidistrict Litigation coordinated and consolidated for pre-trial proceedings all pending cases in the U.S. District Court for the District of Columbia. In late 2007, we entered into a settlement agreement with the indirect purchaser class resulting in a dismissal of that segment of the lawsuit. In December 2009, we entered into a separate settlement agreement with the individual “opt-out” direct purchasers and agreed to pay  $4.6 million to this opt-out direct purchaser class resulting in a dismissal of the second segment of the litigation. In October 2010, we agreed to pay  $12.5 million to settle the third and final piece of this litigation. On January 31, 2011, the U.S. District Court for the District of Columbia approved the settlement and dismissed the case.

Paragraph IV Litigation

We and/or our product licensees are involved in various sets of so-called “Paragraph IV” litigation proceedings in the United States. In the United States, putative generics of innovator drug products (including products in which the innovation comprises a new drug delivery method for an existing product, such as the drug delivery market occupied by us) may file Abbreviated New Drug Applications (ANDAs) and, in doing so, they are not required to include preclinical and clinical data to establish safety and effectiveness of their drug. Instead, they would rely on such data provided by the innovator drug New Drug Application (NDA) holder. However, to benefit from this less costly abbreviated procedure, the ANDA applicant must demonstrate that its drug is “generic” or “bioequivalent” to the innovator drug, and, to the extent that patents protect the innovator drug that are listed in the “Orange Book”, the ANDA applicant must write to the innovator NDA holder and the patent holder (to the extent that the Orange Book-listed patents are not owned by the innovator NDA holder) certifying that their product either does not infringe the innovator’s patents and/or that the relevant patents are invalid. The innovator and the patent holder may sue the ANDA applicant within 45 days of receiving the certification and, if so, the FDA may not approve the ANDA for 30 months from the date of certification unless, at some point before the expiry of those 30 months, a court makes a final decision in the ANDA applicant’s favor.

We are involved in a number of Paragraph IV suits in respect of seven different products (TriCor 145, Avinza®, Zanaflex®, Rapamune® and Luvox CR®) either as plaintiff or as an interested party (where the suit is being taken in the name of one of our licensees). If we are unsuccessful in these and other similar type suits, our or our licensees’ products may be subject to generic competition, and our manufacturing revenue and royalties would be materially and adversely affected.

Related Parties	12 Months Ended
Dec. 31, 2010
Related Parties [Abstract]
Related Parties

31.	Related Parties

Janssen AI

Janssen AI, a newly formed subsidiary of Johnson & Johnson, acquired substantially all of the assets and rights related to AIP with Wyeth (which has been acquired by Pfizer) in September 2009. In consideration for the transfer of these assets and rights, we received a 49.9% equity interest in Janssen AI which has been recorded as an equity method investment on the Consolidated Balance Sheet at December 31, 2010. For additional information relating to the AIP divestment, refer to Note 6. For additional information relating to our equity method investment, refer to Note 9.

Following the divestment of the AIP business to Janssen AI in September 2009, we provided administrative and R&D transition services to Janssen AI, and recorded fees of  $3.7 million in 2010 (2009:  $2.9 million) related to these transition services, which ceased in December 2010. We also received sublease rental income of  $2.3 million (2009:  $0.6 million) from Janssen AI in respect of sublease agreements for office and laboratory space in South San Francisco and office space in Dublin. The total expense in 2010 relating to equity-settled share based awards held by former Elan employees that transferred to Janssen AI was  $0.4 million (2009: less than  $0.1 million). At December 31, 2010, we had a balance owing to us from Janssen AI of  $0.2 million (2009:  $21.1 million).

Transactions with Directors

Except as set out below, there are no service contracts in existence between any of the directors and Elan:

Non-Executive Directors’ Terms of Appointment

Period	Three-year term which can be extended by mutual consent, contingent on satisfactory performance and re-election at the appropriate Annual General Meeting (AGM).
Termination	By the director or the Company at each party’s discretion without compensation.

Fees	Board Membership Fees
	Chairman’s Fee	$250,000	(1)(2)
	Director’s Fee	55,000

	Additional Board/Committee Fees
	Lead Independent Director’s Fee	20,000
	Audit Committee Chairman’s Fee	25,000	(3)
	Audit Committee Member’s Fee	15,000
	Other Committee Chairman’s Fee	20,000	(3)
	Other Committee Member’s Fee	12,500

Equity
Non-executive directors are entitled to be considered for an annual equity award, based on the recommendation of the Leadership, Development and Compensation Committee (LDCC) and supported by the advice of the LDCC’s compensation consultants. Such equity awards are normally granted in February of each year and are currently made in the form of RSUs. The awards made in February 2011 had the following grant date fair values:

Chairman	$200,000	(2)
Other non-executive directors	$125,000

Expenses	Reimbursement of travel and other expenses reasonably incurred in the performance of their duties.
Time commitment	Up to five scheduled in-person board meetings, the AGM and relevant committee meetings depending upon board/committee requirements and general corporate activity.

Non-executive board members are also expected to be available for a number of unscheduled board and committee meetings, where applicable, as well as to devote appropriate preparation time ahead of each meeting.

Confidentiality	Information acquired by each director in carrying out their duties is deemed confidential and cannot be publicly released without prior clearance from the chairman of the board.

(1)	The chairman of the board does not receive additional compensation for sitting on board committees.

(2)	In 2011, Mr. Ingram has received an annual equity award with a grant date fair value of $200,000 and will receive fees of $250,000, a total of $450,000. In 2010, Mr. McLaughlin received an annual equity award with a grant date fair value of $150,000 and fees of $300,000, a total of $450,000.

(3)	Inclusive of committee membership fee.

Dr. Ekman

Effective December 31, 2007, Dr. Lars Ekman resigned from his operational role as president of R&D and has continued to serve as a member of the board of directors of Elan.

Under the agreement reached with Dr. Ekman, we agreed by reference to Dr. Ekman’s contractual entitlements and in accordance with our severance plan to (a) make a lump-sum payment of  $2,500,000; (b) make milestone payments to Dr. Ekman, subject to a maximum amount of  $1,000,000, if we achieve certain milestones in respect of our Alzheimer’s disease program; (c) accelerate the vesting of, and grant a two-year exercise period, in respect of certain of his equity awards, with a cash payment being made in respect of one grant of RSUs (which did not permit accelerated vesting); and (d) continue to make annual pension payments in the amount of  $60,000 per annum, provide the cost of continued health coverage and provide career transition services to Dr. Ekman for a period of up to two years. A total severance charge of  $3.6 million was expensed in 2007 for Dr. Ekman, excluding potential future success milestone payments related to our Alzheimer’s disease program. To date, none of the milestones has been triggered, and they remain in effect.

Mr. Martin

On January 7, 2003, we and Elan Pharmaceuticals, Inc. (EPI) entered into an agreement with Mr. G. Kelly Martin such that Mr. Martin was appointed president and CEO effective February 3, 2003.

Effective December 7, 2005, we and EPI entered into a new employment agreement with Mr. Martin, under which Mr. Martin continues to serve as our CEO with an initial base annual salary of  $798,000. Mr. Martin is eligible to participate in our annual bonus plan, performance-based stock awards and merit award plans. Under the new agreement, Mr. Martin was granted an option to purchase 750,000 Ordinary Shares with an exercise price per share of  $12.03, vesting in three equal annual installments (the 2005 Options). Mr. Martin’s employment agreement was amended on December 19, 2008 to comply with the requirements of Section 409A of the IRC.

On June 2, 2010, Elan and Mr. Martin agreed to amend his 2005 employment contract from an open-ended agreement to a fixed term agreement. Under this 2010 agreement, Mr. Martin committed to remain in his current roles as CEO and director of the Company through to May 1, 2012. It was agreed that upon the completion of this fixed term Mr. Martin will then serve the Board as executive adviser through to January 31, 2013. Under this amendment, Mr. Martin’s base salary was increased from  $800,000 to  $1,000,000 per year effective June 1, 2010 and when Mr. Martin moves to the role of executive adviser, his base salary will be reduced to  $750,000 per year, he will not be eligible for a bonus and he will resign from the Board.

The agreement, as amended, continues until Mr. Martin resigns, is involuntarily terminated, is terminated for cause or dies, or is disabled. In general, if Mr. Martin’s employment is involuntarily terminated (other than for cause, death or disability) or Mr. Martin leaves for good reason, we will pay Mr. Martin a lump sum equal to two (three, in the event of a change in control) times his salary and target bonus and his Options will be exercisable until the earlier of (i) January 31, 2015 or (ii) tenth anniversary of the date of grant. In the event of a change in control, his Options will be exercisable until the earlier of (i) three years from the date of termination, or January 31, 2015, whichever is later or (ii) the tenth anniversary of the date of grant of the stock option.

In the event of such an involuntary termination (other than as the result of a change in control), Mr. Martin will, for a period of two years (three years in the event of a change in control), or, if earlier, the date Mr. Martin obtains other employment, continue to participate in our health and medical plans and we shall pay Mr. Martin a lump sum of  $50,000 to cover other costs and expenses. Mr. Martin will also be entitled to career transition assistance and the use of an office and the services of a full-time secretary for a reasonable period of time not to exceed two years (three years in the event of a change in control).

In addition, if it is determined that any payment or distribution to Mr. Martin would be subject to excise tax under Section 4999 of the IRC, or any interest or penalties are incurred by Mr. Martin with respect to such excise tax, then Mr. Martin shall be entitled to an additional payment in an amount such that after payment by Mr. Martin of all taxes on such additional payment, Mr. Martin retains an amount of such additional payment equal to such excise tax amount.

The agreement also obligates us to indemnify Mr. Martin if he is sued or threatened with suit as the result of serving as our officer or director. We will be obligated to pay Mr. Martin’s attorney’s fees if he has to bring an action to enforce any of his rights under the employment agreement.

Mr. Martin is eligible to participate in the retirement, medical, disability and life insurance plans applicable to senior executives in accordance with the terms of those plans. He may also receive financial planning and tax support and advice from the provider of his choice at a reasonable and customary annual cost.

No other executive director has an employment contract extending beyond 12 months or pre-determined compensation on termination which exceeds one year’s salary.

Mr. McLaughlin

In 2010 and 2009, Davy, an Irish based stockbroking, wealth management and financial advisory firm, of which Mr. McLaughlin is deputy chairman, provided advisory services to the company. The total invoiced value of these services was  $0.3 million (2009:  $2.4 million). Services rendered in 2009 included work in relation to the Johnson & Johnson Transaction and the sale of the 8.75% Notes issued October 2009.

Mr. Pilnik

In 2009, prior to his joining the board of directors of Elan, Mr. Pilnik was paid a fee of  $15,230 for consultancy services provided to Elan.

Dr. Selkoe

Effective as of July 1, 2009, EPI entered into a consultancy agreement with Dr. Dennis Selkoe under which Dr. Selkoe agreed to provide consultant services with respect to the treatment and/or prevention of neurodegenerative and autoimmune diseases. We pay Dr. Selkoe a fee of  $12,500 per quarter under this agreement. The agreement is effective for three years unless terminated by either party upon 30 days written notice and supersedes all prior consulting agreements between Dr. Selkoe and Elan. Previously, Dr. Selkoe was a party to a similar consultancy agreement with EPI and Athena. Under the consultancy agreements, Dr. Selkoe received  $50,000 in 2010, 2009 and 2008.

Arrangements with Former Directors

Mr. Groom

On July 1, 2003, we entered into a pension agreement with Mr. John Groom, a former director of Elan Corporation, plc, whereby we paid him a pension of  $200,000 per annum, monthly in arrears, until May 16, 2008, in respect of his former senior executive roles. Mr. Groom received a total payment of  $75,556 in 2008.

Agreement with Mr. Schuler, Mr. Bryson and Crabtree Partners L.L.C.

On September 17, 2010, we entered into agreements with Mr. Jack W. Schuler and Mr. Vaughn Bryson whereby we agreed to pay to Mr. Schuler and Mr. Bryson the aggregate amount of  $300,000 in settlement of all costs, fees and expenses incurred by them in respect of any and all matters relating to the Irish High Court litigation and the SEC investigation of Mr. Schuler. Under the agreements, Mr. Schuler and Mr. Bryson agreed to resign from the board, and they subsequently resigned on October 29, 2010.

On June 8, 2009, we entered into an agreement with Mr. Jack W. Schuler, Mr. Vaughn Bryson and Crabtree Partners L.L.C. (an affiliate of Mr. Schuler and a shareholder of the Company) (collectively “the Crabtree Group”). Pursuant to this Agreement, we agreed to nominate Mr. Schuler and Mr. Bryson for election as directors of the Company at the 2009 AGM. Mr. Schuler and Mr. Bryson irrevocably agreed to resign as directors of the Company effective on the first date on which Mr. Schuler, Mr. Bryson and Crabtree Partners L.L.C. cease to beneficially own, in aggregate, at least 0.5% of the Company’s issued share capital. The Agreement also includes a standstill provision providing that, until the later of December 31, 2009, amended to January 1, 2012, pursuant to the 2010 agreement, and the date that is three months after the date on which Mr. Schuler and Mr. Bryson cease to be directors of the Company, none of Mr. Schuler, Mr. Bryson, Crabtree Partners L.L.C. or any of their respective affiliates will, among other things, acquire any additional equity interest in the Company if, after giving effect to the acquisition, Mr. Schuler, Mr. Bryson, Crabtree Partners L.L.C. and their affiliates would own more than 3% of the Company’s issued share capital. Finally, we agreed to reimburse the Crabtree Group for  $500,000 of documented out-of-pocket legal expenses incurred by their outside counsel in connection with the Agreement and the matters referenced in the Agreement.

Dr. Bloom

On July 17, 2009, EPI entered into a consultancy agreement with Dr. Bloom under which Dr. Bloom agreed to provide consultant services to Elan with respect to the treatment and/or prevention of neurodegenerative diseases and to act as an advisor to the science and technology committee. We pay Dr. Bloom a fee of  $10,000 per quarter under this agreement. The agreement is effective for two years unless terminated by either party upon 30 days written notice. Under the consultancy agreements, Dr. Bloom received  $58,152 in 2010, of which  $18,152 related to services rendered during 2009.

External Appointments and Retention of Fees

Executive directors may accept external appointments as non-executive directors of other companies and retain any related fees paid to them.

Development and Marketing Collaboration Agreements	12 Months Ended
Dec. 31, 2010
Development and Marketing Collaboration Agreements [Abstract]
Development and Marketing Collaboration Agreements

32.	Development and Marketing Collaboration Agreements

Biogen Idec

In August 2000, we entered into a development and marketing collaboration agreement with Biogen Idec, successor to Biogen, Inc., to collaborate in the development and commercialization of Tysabri for MS and Crohn’s disease, with Biogen Idec acting as the lead party for MS and Elan acting as the lead party for Crohn’s disease.

In November 2004, Tysabri received regulatory approval in the United States for the treatment of relapsing forms of MS. In February 2005, Elan and Biogen Idec voluntarily suspended the commercialization and dosing in clinical trials of Tysabri. This decision was based on reports of serious adverse events involving cases of PML, a rare and potentially fatal, demyelinating disease of the central nervous system.

In June 2006, the FDA approved the reintroduction of Tysabri for the treatment of relapsing forms of MS. Approval for the marketing of Tysabri in the European Union was also received in June 2006 and has subsequently been received in a number of other countries. The distribution of Tysabri in both the United States and the European Union commenced in July 2006. Global in-market net sales of Tysabri in 2010 were  $1,230.0 million (2009:  $1,059.2 million; 2008:  $813.0 million), consisting of  $593.2 million (2009:  $508.5 million; 2008:  $421.6 million) in the U.S. market and  $636.8 million (2009:  $550.7 million; 2008:  $391.4 million) in the ROW.

In January 2008, the FDA approved the supplemental Biologics License Application (sBLA) for Tysabri for the treatment of patients with Crohn’s disease, and Tysabri was launched in this indication at the end of the first quarter of 2008. In December 2008, we announced a realignment of our commercial activities in Tysabri for Crohn’s disease, shifting our efforts from a traditional sales model to a model based on clinical support and education.

Tysabri was developed and is now being marketed in collaboration with Biogen Idec. In general, subject to certain limitations imposed by the parties, we share with Biogen Idec most development and commercialization costs. Biogen Idec is responsible for manufacturing the product. In the United States, we purchase Tysabri from Biogen Idec and are responsible for distribution. Consequently, we record as revenue the net sales of Tysabri in the U.S. market. We purchase product from Biogen Idec as required at a price, which includes the cost of manufacturing, plus Biogen Idec’s gross profit on Tysabri and this cost, together with royalties payable to other third parties, is included in cost of sales.

In the ROW markets, Biogen Idec is responsible for distribution and we record as revenue our share of the profit or loss on ROW sales of Tysabri, plus our directly incurred expenses on these sales. In 2010, we recorded revenue of  $258.3 million (2009:  $215.8 million; 2008:  $135.5 million).

As a result of the strong growth in Tysabri sales, in July 2008, we made an optional payment of  $75.0 million to Biogen Idec in order to maintain our approximate 50% share of Tysabri for annual global in-market net sales of Tysabri that are in excess of  $700.0 million. In addition, in December 2008, we exercised our option to pay a further  $50.0 million milestone to Biogen Idec in order to maintain our percentage share of Tysabri at approximately 50% for annual global in-market net sales of Tysabri that are in excess of  $1.1 billion. There are no further milestone payments required for us to retain our approximate 50% profit share.

The collaboration agreement will expire in November 2019, but may be extended by mutual agreement of the parties. If the agreement is not extended, then each of Biogen Idec and Elan has the option to buy the other party’s rights to Tysabri upon expiration of the term. Each party has a similar option to buy the other party’s rights to Tysabri if the other party undergoes a change of control (as defined in the collaboration agreement). In addition, each of Biogen Idec and Elan can terminate the agreement for convenience or material breach by the other party, in which case, among other things, certain licenses, regulatory approvals and other rights related to the manufacture, sale and development of Tysabri are required to be transferred to the party that is not terminating for convenience or is not in material breach of the agreement.

For additional information relating to Tysabri, refer to Note 3.

Johnson & Johnson AIP Agreements

On September 17, 2009, Janssen AI, a newly formed subsidiary of Johnson & Johnson, completed the acquisition of substantially all of our assets and rights related to the AIP. In addition, Johnson & Johnson, through its affiliate Janssen Pharmaceutical, invested  $885.0 million in exchange for newly issued American Depositary Receipts (ADRs) of Elan, representing 18.4% of our outstanding Ordinary Shares at the time. Johnson & Johnson also committed to fund up to  $500.0 million towards the further development and commercialization of the AIP. As of December 31, 2010, the remaining balance of the Johnson & Johnson  $500.0 million funding commitment was  $272.0 million (2009:  $451.0 million), which reflects the  $179.0 million utilized in 2010 (2009:  $49.0 million). Any required additional expenditures in respect of Janssen AI’s obligations under the AIP collaboration in excess of the initial  $500.0 million funding commitment will be funded by Elan and Johnson & Johnson in proportion to their respective shareholdings up to a maximum additional commitment of  $400.0 million in total. Based on current spend levels, Elan anticipates that we may be called upon to provide funding to Janssen AI commencing in 2012. In the event that further funding is required beyond the  $400.0 million, such funding will be on terms determined by the board of Janssen AI, with Johnson & Johnson and Elan having a right of first offer to provide additional funding. In the event that either an AIP product reaches market and Janssen AI is in a positive operating cash flow position, or the AIP is terminated, before the initial  $500.0 million funding commitment has been spent, Johnson & Johnson is not required to contribute the full  $500.0 million.

In consideration for the transfer of these assets and rights, we received a 49.9% equity interest in Janssen AI. We are entitled to a 49.9% share of the future profits of Janssen AI and certain royalty payments upon the commercialization of products under the collaboration with Pfizer (which acquired our collaborator Wyeth). The AIP represented our interest in that collaboration to research, develop and commercialize products for the treatment and/or prevention of neurodegenerative conditions, including Alzheimer’s disease. Janssen AI has assumed our activities with Pfizer under the AIP. Under the terms of the Johnson & Johnson Transaction, if we are acquired, an affiliate of Johnson & Johnson will be entitled to purchase our 49.9% financial interest in Janssen AI at the then fair value.

Transition Therapeutics Collaboration Agreements

In September 2006, we entered into an exclusive, worldwide collaboration with Transition for the joint development and commercialization of a novel therapeutic agent for Alzheimer’s disease. The small molecule, ELND005, is a beta amyloid anti-aggregation agent that has been granted fast track designation by the FDA. In December 2007, the first patient was dosed in a Phase 2 clinical study. This 18-month, randomized, double-blind, placebo-controlled, dose-ranging study was designed to evaluate the safety and efficacy of ELND005 in approximately 340 patients with mild to moderate Alzheimer’s disease. In December 2009, we announced that patients would be withdrawn from the two highest dose groups due to safety concerns. In August 2010, Elan and Transition announced the top-line summary results of the Phase 2 clinical study. The study’s cognitive and functional co-primary endpoints did not achieve statistical significance. The 250mg twice daily dose demonstrated a biological effect on amyloid-beta protein in the cerebrospinal fluid (CSF), in a subgroup of patients who provided CSF samples. This dose achieved targeted drug levels in the CSF and showed some effects on clinical endpoints in an exploratory analysis.

In December 2010, we modified our Collaboration Agreement with Transition and, in connection with this modification, Transition elected to exercise its opt-out right under the original agreement. Under this amendment, we agreed to pay Transition  $9.0 million, which is included in IPR&D charges. The  $9.0 million payment was made in January 2011. Under the modified Collaboration Agreement, Transition will be eligible to receive a further  $11.0 million payment upon the commencement of the next ELND005 clinical trial, and will no longer be eligible to receive a  $25.0 million milestone that would have been due upon the commencement of a Phase 3 trial for ELND005 under the terms of the original agreement.

As a consequence of Transition’s decision to exercise its opt-out right, it will no longer fund the development or commercialization of ELND005 and has relinquished its 30% ownership of ELND005 to us. Consistent with the terms of the original agreement, following its opt-out decision, Transition will be entitled to receive milestone payments of up to  $93.0 million (in addition to the  $11.0 million described above), along with tiered royalty payments ranging in percentage from a high single digit to the mid teens (subject to offsets) based on net sales of ELND005 should the drug receive the necessary regulatory approvals for commercialization.

The term of the Collaboration Agreement runs until we are no longer developing or commercializing ELND005. We may terminate the Collaboration Agreement upon not less than 90 days notice to Transition and either party may terminate the Collaboration Agreement for material breach or because of insolvency of the other party. In addition, if we have not initiated a new ELND005 clinical trial by December 31, 2012, or otherwise paid Transition  $11.0 million by January 31, 2013, the Collaboration Agreement will terminate.

We are continuing to explore pathways forward for the ELND005 asset.

Supplemental Guarantor Information	12 Months Ended
Dec. 31, 2010
Supplemental Guarantor Information [Abstract]
Supplemental Guarantor Information

33.	Supplemental Guarantor Information

As part of the offering and sale of the  $200.0 million of 8.75% Notes issued August 2010, and the  $625.0 million of 8.75% Notes issued October 2009, Elan Corporation, plc and certain of its subsidiaries have guaranteed these notes. Substantially equivalent guarantees have also been given to the holders of the Floating Rate Notes due in 2013 and to the 8.875% Notes, which were issued in November 2006.

Presented below is condensed consolidating information for Elan Finance plc, the issuer of the debt, Elan Corporation, plc, the parent guarantor of the debt, the guarantor subsidiaries of Elan Corporation, plc, and the non-guarantor subsidiaries of Elan Corporation, plc. All of the subsidiary guarantors are wholly owned subsidiaries of Elan Corporation, plc.

Condensed Consolidating Statements of Operations
For the Year Ended December 31, 2010

	Elan			Non-
	Finance	Parent	Guarantor	Guarantor	Elimination
	plc	Company	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In millions)

Revenue	$—	$—	$1,891.8	$—	$(722.1)	$1,169.7
Cost of sales	—	—	1,071.6	—	(488.3)	583.3

Gross margin	—	—	820.2	—	(233.8)	586.4
Operating expenses:
Selling, general and administrative expenses	—	62.8	239.8	5.2	(53.1)	254.7
Research and development expenses	—	—	429.8	9.1	(180.2)	258.7
Settlement reserve charge	—	—	206.3	—	—	206.3
Net gain on divestment of businesses	—	—	(1.0)	—	—	(1.0)
Other net charges	—	0.9	56.4	(0.5)	(0.5)	56.3

Total operating expenses	—	63.7	931.3	13.8	(233.8)	775.0

Operating loss	—	(63.7)	(111.1)	(13.8)	—	(188.6)

Share of net losses of subsidiaries	—	(261.0)	—	—	261.0	—
Net interest and investment (gains)/losses	(1.2)	—	141.0	(5.8)	—	134.0

Income/(loss) before provision for income taxes	1.2	(324.7)	(252.1)	(8.0)	261.0	(322.6)
Provision for income taxes	0.3	—	1.8	—	—	2.1

Net income/(loss)	$0.9	$(324.7)	$(253.9)	$(8.0)	$261.0	$(324.7)

Condensed Consolidating Statements of Operations
For the Year Ended December 31, 2009

	Elan			Non-
	Finance	Parent	Guarantor	Guarantor	Elimination
	plc	Company	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In millions)

Revenue	$—	$0.8	$1,932.1	$0.5	$(820.4)	$1,113.0
Cost of sales	—	—	993.9	—	(433.2)	560.7

Gross margin	—	0.8	938.2	0.5	(387.2)	552.3
Operating expenses:
Selling, general and administrative expenses	—	57.0	286.4	—	(75.2)	268.2
Research and development expenses	—	—	595.7	0.2	(302.3)	293.6
Net gain on divestment of businesses	—	—	(108.7)	—	—	(108.7)
Other net charges	—	—	67.0	0.3	—	67.3

Total operating expenses	—	57.0	840.4	0.5	(377.5)	520.4

Operating income/(loss)	—	(56.2)	97.8	—	(9.7)	31.9

Share of net losses of subsidiaries	—	(120.1)	—	—	120.1	—
Net interest and investment (gains)/losses	(1.6)	(0.1)	183.7	(0.2)	(20.1)	161.7

Income/(loss) before provision for income taxes	1.6	(176.2)	(85.9)	0.2	130.5	(129.8)
Provision for income taxes	0.4	—	46.0	—	—	46.4

Net income/(loss)	$1.2	$(176.2)	$(131.9)	$0.2	$130.5	$(176.2)

Condensed Consolidating Statements of Operations
For the Year Ended December 31, 2008

	Elan			Non-
	Finance	Parent	Guarantor	Guarantor	Elimination
	plc	Company	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In millions)

Revenue	$—	$—	$1,671.6	$2.1	$(673.5)	$1,000.2
Cost of sales	—	—	808.4	—	(315.0)	493.4

Gross margin	—	—	863.2	2.1	(358.5)	506.8
Operating expenses:
Selling, general and administrative expenses	—	61.3	285.2	—	(53.8)	292.7
Research and development expenses	—	—	639.8	1.1	(317.5)	323.4
Other net charges	—	0.3	33.0	1.0	(0.1)	34.2

Total operating expenses	—	61.6	958.0	2.1	(371.4)	650.3

Operating loss	—	(61.6)	(94.8)	—	12.9	(143.5)

Share of net losses of subsidiaries	—	(10.4)	—	—	10.4	—
Net interest and investment (gains)/losses	(3.9)	(1.0)	151.8	—	6.9	153.8

Income/(loss) before provision for/(benefit from) income taxes	3.9	(71.0)	(246.6)	—	16.4	(297.3)
Provision for/(benefit from) income taxes	1.0	—	(227.3)	—	—	(226.3)

Net income/(loss)	$2.9	$(71.0)	$(19.3)	$—	$16.4	$(71.0)

Condensed Consolidating Balance Sheets
For the Year Ended December 31, 2010

	Elan			Non-
	Finance	Parent	Guarantor	Guarantor	Elimination
	plc	Company	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In millions)

ASSETS
Current Assets:
Cash and cash equivalents	$1.7	$0.3	$279.4	$141.1	$—	$422.5
Restricted cash — current	—	—	208.2	—	—	208.2
Accounts receivable, net	—	—	191.6	—	—	191.6
Investment securities — current	—	—	2.0	—	—	2.0
Inventory	—	—	56.6	—	(17.6)	39.0
Intercompany receivables	16.3	2,432.1	4,088.0	79.1	(6,615.5)	—
Deferred tax assets — current	0.2	—	41.6	—	—	41.8
Prepaid and other current assets	—	—	15.4	—	—	15.4

Total current assets	18.2	2,432.4	4,882.8	220.2	(6,633.1)	920.5
Property, plant and equipment, net	—	—	287.5	—	—	287.5
Goodwill and other intangible assets, net	—	—	123.9	—	252.6	376.5
Equity method investment	—	—	209.0	—	—	209.0
Investment securities — non-current	—	—	9.4	—	—	9.4
Investments in subsidiaries	—	—	12,306.7	1.8	(12,308.5)	—
Restricted cash — non-current	—	—	14.9	—	—	14.9
Intercompany receivables	1,247.0	8.1	7,118.3	186.1	(8,559.5)	—
Deferred tax assets — non-current	0.4	—	153.9	—	—	154.3
Other assets	21.3	—	24.1	—	—	45.4

Total assets	$1,286.9	$2,440.5	$25,130.5	$408.1	$(27,248.5)	$2,017.5

LIABILITIES AND SHAREHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities:
Accounts payable	$—	$—	$39.2	$—	$—	$39.2
Accrued and other current liabilities	18.3	4.8	416.9	(0.4)	2.9	442.5
Intercompany payables	—	2,088.0	5,693.1	12.5	(7,793.6)	—

Total current liabilities	18.3	2,092.8	6,149.2	12.1	(7,790.7)	481.7
Long term debts	1,270.4	—	—	—	—	1,270.4
Intercompany payables	—	133.5	12,628.5	4.4	(12,766.4)	—
Other liabilities	—	19.9	55.8	—	(4.6)	71.1

Total liabilities	1,288.7	2,246.2	18,833.5	16.5	(20,561.7)	1,823.2
Shareholders’ equity/(deficit)	(1.8)	194.3	6,297.0	391.6	(6,686.8)	194.3

Total liabilities and shareholders’ equity/(deficit)	$1,286.9	$2,440.5	$25,130.5	$408.1	$(27,248.5)	$2,017.5

Condensed Consolidating Balance Sheets
For the Year Ended December 31, 2009

	Elan			Non-
	Finance	Parent	Guarantor	Guarantor	Elimination
	plc	Company	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In millions)

ASSETS
Current Assets:
Cash and cash equivalents	$9.8	$3.5	$421.6	$401.6	$—	$836.5
Restricted cash — current	—	—	16.8	—	—	16.8
Accounts receivable, net	—	0.5	191.9	—	—	192.4
Investment securities — current	—	—	3.0	—	4.1	7.1
Inventory	—	—	72.4	—	(18.9)	53.5
Intercompany receivables	26.9	2,700.9	3,807.0	0.4	(6,535.2)	—
Deferred tax assets — current	0.1	—	23.8	—	—	23.9
Prepaid and other current assets	—	—	29.1	—	(0.1)	29.0

Total current assets	36.8	2,704.9	4,565.6	402.0	(6,550.1)	1,159.2
Property, plant and equipment, net	—	—	295.1	—	(2.3)	292.8
Goodwill and other intangible assets, net	—	—	246.3	—	171.1	417.4
Equity method investment	—	—	235.0	—	—	235.0
Investment securities — non-current	—	—	10.6	—	(1.9)	8.7
Investments in subsidiaries	—	—	12,306.2	—	(12,306.2)	—
Restricted cash — non-current	—	—	14.9	—	—	14.9
Intercompany receivables	1,487.9	—	6,889.7	—	(8,377.6)	—
Deferred tax assets — non-current	0.8	—	174.0	—	—	174.8
Other assets	23.5	—	10.4	1.1	—	35.0

Total assets	$1,549.0	$2,704.9	$24,747.8	$403.1	$(27,067.0)	$2,337.8

LIABILITIES AND SHAREHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities:
Accounts payable	$—	$—	$52.4	$—	$—	$52.4
Accrued and other current liabilities	19.1	4.6	175.4	—	(1.0)	198.1
Intercompany payables	0.4	2,101.5	5,404.6	—	(7,506.5)	—

Total current liabilities	19.5	2,106.1	5,632.4	—	(7,507.5)	250.5
Long term debts	1,532.1	—	—	—	—	1,532.1
Intercompany payables	—	88.4	12,464.1	4.4	(12,556.9)	—
Other liabilities	—	16.2	52.7	—	(7.9)	61.0

Total liabilities	1,551.6	2,210.7	18,149.2	4.4	(20,072.3)	1,843.6
Shareholders’ equity/(deficit)	(2.6)	494.2	6,598.6	398.7	(6,994.7)	494.2

Total liabilities and shareholders’ equity/(deficit)	$1,549.0	$2,704.9	$24,747.8	$403.1	$(27,067.0)	$2,337.8

Condensed Consolidating Statements of Cash Flows
For the Year Ended December 31, 2010

	Elan			Non-
	Finance	Parent	Guarantor	Guarantor	Elimination
	plc	Company	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In millions)

Cash flows from operating activities:
Net cash provided by/(used in) operating activities	$259.8	$(5.0)	$(176.2)	$(10.4)	$—	$68.2

Cash flows from investing activities:
Increase in restricted cash	—	—	(191.4)	—	—	(191.4)
Proceeds from disposal of property, plant and equipment	—	—	0.1	—	—	0.1
Purchase of property, plant and equipment	—	—	(40.9)	—	—	(40.9)
Purchase of intangible assets	—	—	(3.6)	—	—	(3.6)
Purchase of non-current investment securities	—	—	(0.9)	—	—	(0.9)
Sale of non-current investment securities	—	—	7.9	—	—	7.9
Sale of current investment securities	—	—	8.5	—	—	8.5
Proceeds from business disposals	—	—	4.3	—	—	4.3

Net cash used in investing activities	—	—	(216.0)	—	—	(216.0)

Cash flows from financing activities:
Proceeds from employee stock issuances	—	1.8	—	—	—	1.8
Repayment of loans and capital lease obligations	(455.0)	—	—	—	—	(455.0)
Net proceeds from debt issuances	187.1	—	—	—	—	187.1
Intercompany investments/capital contributions	—	—	(0.9)	0.9	—	—
Loans to group undertakings	—	—	251.0	(251.0)	—	—

Net cash provided by/(used in) financing activities	(267.9)	1.8	250.1	(250.1)	—	(266.1)

Effect of exchange rate changes on cash	—	—	(0.1)	—	—	(0.1)

Net increase/(decrease) in cash and cash equivalents	(8.1)	(3.2)	(142.2)	(260.5)	—	(414.0)
Cash and cash equivalents at beginning of year	9.8	3.5	421.6	401.6	—	836.5

Cash and cash equivalents at end of year	$1.7	$0.3	$279.4	$141.1	$—	$422.5

Condensed Consolidating Statements of Cash Flows
For the Year Ended December 31, 2009

	Elan			Non-
	Finance	Parent	Guarantor	Guarantor	Elimination
	plc	Company	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In millions)

Cash flows from operating activities:
Net cash provided by/(used in) operating activities	$264.4	$(869.9)	$519.3	$(0.1)	$—	$(86.3)

Cash flows from investing activities:
Decrease in restricted cash	—	—	3.5	—	—	3.5
Proceeds from disposal of property, plant and equipment	—	—	7.3	—	—	7.3
Purchase of property, plant and equipment	—	—	(43.5)	—	—	(43.5)
Purchase of intangible assets	—	—	(52.4)	—	—	(52.4)
Purchase of non-current investment securities	—	—	(0.6)	—	—	(0.6)
Sale of current investment securities	—	—	28.9	—	—	28.9

Net cash used in investing activities	—	—	(56.8)	—	—	(56.8)

Cash flows from financing activities:
Issue of share capital	—	868.0	—	—	—	868.0
Proceeds from employee stock issuances	—	4.0	—	—	—	4.0
Repayment of loans and capital lease obligations	(867.8)	—	—	—	—	(867.8)
Net proceeds from debt issuances	603.0	—	—	—	—	603.0
Intercompany investments/capital contributions	—	—	(399.7)	399.7	—	—
Repayment of government grants	—	—	(5.4)	—	—	(5.4)
Excess tax benefit from share-based compensation	—	—	2.3	—	—	2.3

Net cash provided by/(used in) financing activities	(264.8)	872.0	(402.8)	399.7	—	604.1

Effect of exchange rate changes on cash	—	—	0.2	—	—	0.2

Net increase/(decrease) in cash and cash equivalents	(0.4)	2.1	59.9	399.6	—	461.2
Cash and cash equivalents at beginning of year	10.2	1.4	361.7	2.0	—	375.3

Cash and cash equivalents at end of year	$9.8	$3.5	$421.6	$401.6	$—	$836.5

Condensed Consolidating Statements of Cash Flows
For the Year Ended December 31, 2008

	Elan			Non-
	Finance	Parent	Guarantor	Guarantor	Elimination
	plc	Company	Subsidiaries	Subsidiaries	Adjustments	Consolidated
	(In millions)

Cash flows from operating activities:
Net cash provided by/(used in) operating activities	$3.8	$(50.6)	$(147.4)	$(0.1)	$—	$(194.3)

Cash flows from investing activities:
Decrease in restricted cash	—	—	(5.6)	—	—	(5.6)
Purchase of property, plant and equipment	—	—	(58.8)	—	—	(58.8)
Purchase of non-current investment securities	—	—	(0.1)	—	—	(0.1)
Sale of non-current investment securities	—	—	3.5	—	—	3.5
Sale of current investment securities	—	—	232.6	—	—	232.6
Purchase of intangible assets	—	—	(79.1)	—	—	(79.1)
Proceeds from product and business disposals	—	—	2.0	—	—	2.0

Net cash provided by investing activities	—	—	94.5	—	—	94.5

Cash flows from financing activities:
Proceeds from employee stock issuances	—	50.0	—	—	—	50.0
Repayment of loans and capital lease obligations	—	—	(0.9)	—	—	(0.9)
Excess tax benefit from share-based compensation	—	—	2.4	—	—	2.4

Net cash provided by financing activities	—	50.0	1.5	—	—	51.5

Effect of exchange rate changes on cash	—	—	0.1	—	—	0.1

Net increase/(decrease) in cash and cash equivalents	3.8	(0.6)	(51.3)	(0.1)	—	(48.2)
Cash and cash equivalents at beginning of year	6.4	2.0	413.0	2.1	—	423.5

Cash and cash equivalents at end of year	$10.2	$1.4	$361.7	$2.0	$—	$375.3

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events (Abstract)
Subsequent Events

34.	Subsequent Events

In June 2008, a jury ruled in the U.S. District Court for the District of Delaware that Abraxis Biosciences, Inc. (Abraxis, since acquired by Celgene Corporation) had infringed a patent owned by us in relation to the application of our NanoCrystal technology to Abraxane . The judge awarded us  $55 million, applying a royalty rate of 6% to sales of Abraxane from January 1, 2005 through June 13, 2008 (the date of the verdict). This award and damages associated with the continuing sales of the Abraxane product were subject to interest.

In February 2011, we entered into an agreement with Abraxis to settle this litigation. As part of the settlement agreement with Abraxis, we will receive  $78.0 million in full and final settlement, which we will recognize on receipt. We will not receive future royalties in respect of Abraxane.

Valuation and Qualifying Accounts and Reserves	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts and Reserves [Abstract]
Valuation and Qualifying Accounts and Reserves
Schedule II

Valuation and Qualifying Accounts and Reserves
Years ended December 31, 2010, 2009 and 2008

	Balance at
	Beginning			Balance at
Description	of Year	Additions(1)	Deductions(2)	End of Year
	(In millions)

Allowance for doubtful accounts:
Year ended December 31, 2010	$0.4	$0.4	$(0.4)	$0.4
Year ended December 31, 2009	$0.9	$0.7	$(1.2)	$0.4
Year ended December 31, 2008	$—	$0.9	$—	$0.9
Sales returns and allowances, discounts, chargebacks and rebates:(3)
Year ended December 31, 2010	$26.5	$127.5	$(116.1)	$37.9
Year ended December 31, 2009	$19.2	$79.3	$(72.0)	$26.5
Year ended December 31, 2008	$18.9	$65.6	$(65.3)	$19.2

(1)	Additions to allowance for doubtful accounts are recorded as an expense.

(2)	Represents amounts written off or returned against the allowance or reserves, or returned against earnings. Deductions to sales discounts and allowances relate to sales returns and payments.

(3)	Additions to sales discounts and allowances are recorded as a reduction of revenue.